DEVELOPMENT FINANCING AND LEASING COMMITMENT
                     (the "Commitment")
                                            November 3, 1999

     AEI  Income  &  Growth Fund 23 LLC,  or  its   assigns,
("AEI"), agrees to purchase, and you, Tumbleweed, Inc, ("Lessee"), agree to lease from AEI, a parcel of land to be located at Kettering, Ohio legally described on EXHIBIT "A" attached hereto (together with the "Improvements" as defined below, the "Parcel"), with the understanding that the
building,   site  improvements,  fixtures,  HVAC,  non-trade
fixture items financed by AEI, constituting a Tumbleweed restaurant (the "Improvements") are to be developed by you on the Parcel after AEI's purchase of the Parcel from Center-
Plex  Venture   ("Seller"), which Parcel's  development  and
lease will be subject to the provisions and conditions herein contained:

A.   LESSEE

     Lessee Name:             Tumbleweed, Inc.
     Address:                 1900 Mellwood Ave
                         Louisville, Kentucky 40206

                         Phone:              502 893-0323


 B.  ACQUISITION OF PARCEL

     This Commitment is contingent upon AEI's purchase of the Parcel from Seller, pursuant to an assignment to AEI of the purchaser's interest in a purchase agreement between Lessee and Seller. Said purchase agreement (hereinafter, the "Purchase Agreement") and assignment shall be in a form and substance reasonably satisfactory to AEI. The assignment of the Purchase Agreement to AEI would not be executed until the Closing Date, defined in ARTICLE D.2.

C.   FEES AND COSTS

     1. A commitment fee equal to Two percent (2.0%) of the Estimated Total Project Cost of the Parcel (defined below) (the "Commitment Fee"), will be payable by Lessee to AEI upon the signing and delivery of this Commitment by Lessee to AEI. Lessee's estimate of the total project cost which will be incurred to acquire the land and complete the Improvements is $1,372,000("Estimated Total Project Cost").

          Subject to ARTICLE L hereof, the Commitment Fee shall be considered earned upon AEI's execution and delivery of this Commitment to Lessee. At Lessee's election, the Commitment Fee may be included as a funded project cost and reimbursed to Lessee at closing on AEI's acquisition of the Parcel (the "Closing"). Said Commitment Fee will be adjusted on the date of the final disbursement of the Development Financing, defined in ARTICLE
          C.4 hereof, (the "Final Disbursement Date") to reflect two percent (2.0%) of the final Actual Total Project Cost, defined in ARTICLE D.1 hereof.

     2. All outstanding real estate taxes, and levied and pending special assessments, due and payable prior to the Closing Date, as defined in ARTICLE C.2 hereof, or assessed for the year in which closing shall occur, if due and payable in the year in which closing shall occur, shall be paid by Seller or Lessee in full at or prior to the Closing Date (pro-rated in the Purchase Agreement for the Parcel as of the Closing Date). If Seller and AEI must enter into a tax pro-ration agreement because the Parcel is not as of the closing designated as a separate tax parcel, Lessee hereby agrees to indemnify and hold AEI harmless from any and all liability under said agreement or the failure of Seller to comply with the terms thereof. Lessee further understands that AEI may pay the taxes upon the larger parcel of which the Parcel is a part for tax purposes, to avoid forfeiture in the event Seller fails to pay its proportionate share of the entire tax liability, and that this indemnity by Lessee shall extend to such decision to pay the entire tax liability to avoid tax forfeiture.

     3. Lessee shall pay all expenses incident to the Closing and necessary to comply with the requirements herein, as consistent with this Commitment, including AEI's outside legal costs incurred by AEI and reimburseable in such amounts as agreed to by AEI as set forth on the Estimated Total Project Cost Budget set forth on EXHIBIT B . Such costs may be included, at Lessee's option, as project costs funded by AEI.

4. AEI shall permit Lessee to construct the Improvements on the Parcel owned by AEI, according to the plans and specifications submitted to AEI, and pursuant to a construction contract between Lessee and its contractor ("General Contractor"), an executed copy of which shall be provided to AEI in advance of the Closing Date. Subject to the terms of the Development Financing Agreement, attached as EXHIBIT "G" hereto, funds will be advanced for the construction of the Improvements and related soft costs, up to the Actual Total Project Cost set forth in ARTICLE D.1 hereof (the "Development Financing") by AEI as set forth in ARTICLE E. hereof.

          At the Final Disbursement Date, AEI shall pay Lessee a fee for developing the Improvements in the amount of $12,636 (the "Parcel Development Fee"). The Parcel Development Fee will be included as a funded project cost and paid to Lessee on the Final Disbursement Date. However, the Actual Total Project Cost payable by AEI (defined in
          ARTICLE D.1 hereof), including the Parcel Development Fee, shall not exceed the approved MAI appraised value. If the Actual Total Project Cost shall exceed the MAI appraised value, Lessee shall provide the necessary Lessee Equity (as defined in the Development Financing Agreement) and at AEI's option, shall sell the Parcel to AEI at the approved MAI appraised value.

 D.       CLOSING TERMS

     1. Actual Total Project Cost: The Actual Total Project Cost will include only all verifiable project costs actually incurred, which costs are approved by AEI, either as part of the Estimated Total Project Cost Budget, or subsequently in AEI's reasonable discretion (the "Actual Total Project Cost"), being those costs described on EXHIBIT "B" attached hereto.

     2. Closing Date: The closing date for AEI's purchase of the Parcel from Seller and the commencement of the Lease described in ARTICLE F. hereof shall be November 15, 1999 or sooner (the "Closing Date"), after delivery and approval of all of the items contemplated hereunder including, but not limited to, the execution of the documents described in ARTICLE H. hereof. If Lessee has not performed under this Commitment by the Closing Date, this Commitment shall be null and void at the option of AEI. In the event Lessee requests an extension of this Commitment, and said extension is approved by AEI in its sole discretion, a written addendum to this Commitment shall be required.

     3. Closing Agent: The closing contemplated hereunder shall be handled by the national office of
          Lawyer's Title Insurance Company located in Dayton, Ohio, acting under instructions from AEI's counsel.

     4. This Commitment shall not be assignable by Lessee without AEI's prior written approval, by law, or otherwise, but may be assigned by AEI at its option, in whole or in part, in such manner as AEI may determine, to an affiliate or affiliates of AEI.

     5. Parcel Inspection: As a condition precedent to AEI's obligations hereunder, the Parcel shall be inspected and approved by AEI.

     6.   As  a  condition  precedent to  closing  on  AEI's
          acquisition of the Parcel and AEI's first disbursement for the Development Financing, the supporting documentation listed below must be submitted to AEI not less than ten (10) business days prior to the Closing Date, in form and content satisfactory to AEI and its counsel:

          a. Lessee is to furnish AEI with an acceptable cost breakdown itemizing estimated construction costs, including, but not limited to, land acquisition, building construction, site development, landscaping and soft costs, equal to the Estimated Total Project Cost (the "Project Cost Budget"), if the same has materially changed from Exhibit "B" attached hereto;

          b.   The   Lessee  shall  submit  to  AEI  current
               financial statements as described on  EXHIBIT
               "C".

          c. The Lessee shall furnish a commitment for an ALTA Owner's Policy of Title Insurance (ALTA owner - most recent edition) insuring marketable title in the Parcel, subject only to such matters as AEI may approve and excluding exceptions for mechanic's liens, survey and parties in possession (the "Title Commitment"). The policy shall be issued by Lawyer's Title Insurance Company located in Dayton, Ohio (the "Title Company") and shall contain such endorsements as AEI may require including, a future disbursements endorsement up to the Estimated Total Project Cost, an extended coverage endorsement, creditor's rights endorsement, and an owners comprehensive coverage endorsement. The Title Commitment shall list Seller as the present fee owner and should show AEI as the fee owner to be insured. The Title Commitment shall also include an itemization of all outstanding and pending special assessments or should state that there are none, if such is the case, and state the manner in which any outstanding assessments are payable, that is, whether they are payable in monthly or yearly installments, setting forth the amount of each such installment and its duration. The Title Commitment shall also include an itemization of taxes affecting the Parcel and the tax year to which they relate; should state whether taxes are current and, if not, shall show the amounts unpaid, the tax parcel numbers, and whether the tax parcel includes property other than the Parcel to be purchased. All easements, restrictions, documents, and other items affecting title should be listed in Schedule "B" of the Title Commitment. COPIES OF ALL INSTRUMENTS CREATING SUCH EXCEPTIONS MUST BE ATTACHED TO THE TITLE COMMITMENT.

               During construction of the Improvements, AEI is to be furnished with down-date endorsements to the owner's title insurance policy with continuing affirmative mechanic's lien coverage pursuant to acceptable endorsements increasing coverage to the aggregate of all disbursements made by AEI to the date thereof.

          d. AEI is to be furnished with a policy of builder's risk insurance, as well as public liability coverage, hazard insurance, and workman's' compensation coverage, all in such amounts and placed with such companies as may be reasonably acceptable to AEI, in accordance with the Instructions to Insurance Agent set forth on EXHIBIT "D-1" attached hereto. In addition, AEI shall be furnished with satisfactory flood and earthquake insurance, unless satisfactory evidence is given that the Parcel is not located within a federally designated flood plain area or is above the applicable 100 year flood plain level, and not in a federally designated earthquake prone area or is not in an ISO High Risk Earthquake Zone respectively.

               All policies of insurance must name as additional named insureds: AEI or its specific assigns and the Corporate Managing Member of AEI and of said assignee, and Robert P. Johnson, as an Individual Managing Member of said assignee, and Lessee as insured or additional insured, as their respective interests may appear, and shall provide that the policies cannot be canceled without thirty (30) days written notice to the parties. In addition, all policies shall contain endorsements by the respective insurance companies waiving all rights of subrogation, if any, against the parties named as insured or additional insured. All insurance companies must be approved in writing by AEI. No closing will occur without all insurance policies completed and in place.

          e.   Preliminary survey acceptable to AEI prepared
               by  a  licensed surveyor, complying with  the
               guidelines   set  forth  on   EXHIBIT   "E-1"
               attached hereto.

          f.   Final   plans  and  specifications  for   the
               Improvements  upon  which construction  shall
               commence,   prepared  by  an   architect   or
               engineer reasonably acceptable to AEI.

          g.   A   soils  report  prepared  by  an  engineer
               reasonably acceptable to AEI.

          h. Appraisal of the Parcel by an independent MAI appraiser acceptable to AEI (AEI shall make the initial attempts to obtain such appraisal in a form satisfactory to AEI).

          i. A letter from the appropriate officer of the municipality or county exercising land use control over the Parcel stating: (a) the zoning code affecting the Parcel; (b) that the Parcel and its intended use complies with such zoning code, city ordinances and building and use restrictions; (c) that there are no variances, conditional use permits or special use permits required for use of the Improvements on the Parcel, or if such permits are required, specifying the existence of same and their terms, and (d)
               that the Parcel complies with the platting ordinances affecting them and can be conveyed without the requirement of a plat or replat of the Parcel. If the Parcel falls within any subdivision rules or regulations, evidence of compliance with such subdivision regulations, or waiver of the same by the appropriate officials, is required. (AEI shall make the initial attempts to obtain such zoning compliance letter in a form satisfactory to AEI).

          j. Written advice from all proper public utilities and municipal authorities, that utility services are available and connected to the Parcel for gas, electricity, telephone, water and sewer (AEI shall make the initial attempts to obtain such utility letters in a form satisfactory to AEI).

          k. Copy of the building permit for construction of the Improvements on the Parcel.

          l.   Copies of all construction contracts.

          m.   Copy of architect's contract.

          n. Copy of purchase agreement for the land between Lessee and Seller and all amendments and assignments of said purchase agreement, including the assignment of the purchase agreement to AEI.

          o.   Photographs of all sides of the Parcel.

          p. Certified copies of the Articles of Formation or Incorporation, By-Laws (and/or Operating or Membership Agreement) and Good Standing Certificate for the Lessee, together with all other documents AEI deems necessary to support the authority of the persons executing  any  documents on  behalf  of  the
               corporation,      including       encumbrancy
               certificates and corporate resolutions of the directors and shareholders (or of the
               Partnership,  including  resolution  of   the
               partners).

          q. UCC searches on Seller and Lessee from the offices of the Secretary of State and the county recorder for the state and county in which the Parcel is located.

          r. Phase I Environmental Assessment Report prepared by an engineer reasonably satisfactory to AEI containing evidence satisfactory to AEI that the Parcel complies with all federal, state and local environmental regulations. Additional reports may be required by AEI based upon its review of the Phase I report. If Lessee fails to deliver any additional reports AEI may deem necessary to complete and approve its environmental investigation of this Parcel, AEI may terminate this Commitment and retain that portion of the Commitment Fee to cover any and all of its costs incurred hereunder.

          s         s.Executed documents described in ARTICLE H. hereof.

          t. All documentation listed on EXHIBIT "F" attached hereto.

     7.     At   the  completion  of  construction  of   the
     Improvements  on  the Parcel and  prior  to  the  Final
     Disbursement of the Development Financing, Lessee shall deliver the following documents to AEI:

          a. Certificate of Completion executed by the Project Architect, General Contractor. Said Certificate shall be in a form reasonably satisfactory to AEI, and substantially similar to the form previously delivered by Lessee in prior transactions with Lessor or its affiliates.

          b.   Certificate of Occupancy.

          c. Copies of all necessary permits and licenses of any governmental body or authority which are necessary to permit the use and occupancy of the Improvements on the Parcel, specifically including, but not limited to, liquor licenses.

          d.   Certified cost statement itemizing the Actual
               Total Project Costs signed by the Lessee and related documentation supporting said project costs.

          e. Insurance policies issued by companies acceptable to AEI for coverage as required by the lease, with AEI named as additional named insured, complying with the guidelines set forth on EXHIBIT "D-2" attached hereto.

          f.   As-built    survey,   complying   with    the
               requirements   of  EXHIBIT   "E-2"   attached
               hereto.

          g.   Final date-down endorsement to title policy.

          h. Final draw documentation as required by the development financing documentation described in ARTICLE E. hereof.

          i.   Estoppel from Lessee.

          j. Lease amendment setting forth the second full lease year's commencement date, the rent for the remainder of the term and terminating the Development Financing Agreement (as described in ARTICLE E. hereof).

E.             DEVELOPMENT FINANCING TERMS

     Disbursements for construction of the Improvements and related soft costs, the Development Financing, will be made in accordance with the provisions of the Development Financing Agreement and Development Financing Disbursement Agreement attached hereto as EXHIBITS "G" AND `H" respectively.


F.             LEASE TERMS

     The  Lease, in the form attached hereto as EXHIBIT  "I"
(or to be agreed upon between the parties hereto prior to the Closing Date), will be executed and delivered by AEI and Lessee at Closing, to include the following terms:

     1.   Base Rent:

          a.   Annual  rent  on the Initial Disbursed  Funds
               from  date of disbursement through the Rental
               Modification  Date:  eight  and   one-quarter
               percent (8.25%).

          b. Initial Annual Rent as a Percentage of Actual Total Project Cost from the earlier of the Rental Modification Date or the Final Disbursement Date: nine and seven-eights percent (9.875%).

               Rent shall be payable in advance of the first day of each month in equal monthly installments.

          c. Beginning in the second lease year and each lease year thereafter, such annual rent will increase as set forth in the Lease attached as EXHIBIT I.

     2.   Initial  Lease Term: Fifteen (15) years  plus  the
          Development Financing Period set forth in the Development Financing Agreement.

     3. Renewal Terms: Two (2) terms of five (5) years each with rent increases as set forth above in ARTICLE F.1.C.

     4.   Type of Use:   Tumbleweed Restaurant

     5.     Lease  effective  date:   The  Lease  shall   be
     effective as of the Closing Date.

     6. Lessee's Right of Assignment: The Lease shall not be assignable by Lessee until after the Final
          Disbursement Date, and then only in accordance with the terms of the Lease.


G.   GUARANTOR(S)   OF   LEASE  AND  DEVELOPMENT   FINANCING
     AGREEMENT

     Not Applicable.


H.   DOCUMENTS

     The  documents listed below shall be prepared by  AEI's
     counsel  in  accordance  with  the  terms  hereof   and
     executed at, or prior to, the Closing Date in form and substance satisfactory to AEI:

     1.        Development Financing Agreement;

     2.        Development Financing Disbursement Agreement;

     3. Assignment of purchase agreement for the land;

     4. Assignments of construction contracts and architect's contract;

     5.        Net Lease Agreement;

     6. Attorney's Opinion Letter to be given by Lessee's internal and outside counsel necessarily familiar with the conduct of
               Lessee's business and the jurisdiction in which the Parcel is situated to render such opinion, as to the enforceability of the Lease and compliance of the Lease with local law and due authority of the signatures, in a form and substance reasonably satisfactory to AEI. Such form of opinion shall be satisfactory if reasonably similar in form and content (except as to matters and documents particular to this transaction) to opinions previously delivered to AEI or its affiliates by similarly situated Lessees;

     7.             Affidavit of Lessee;

     8.               Hazardous  Substances  Indemnification
               Agreement of Lessee;

     9.             FIRPTA Affidavit of Seller;

     Lessee, or its counsel, shall furnish a copy of the proposed warranty deed and opinions to AEI's counsel for its review and approval prior to closing and such other documents as the Title Company deems necessary for the terms contemplated hereunder in accordance with the provisions of this Commitment.

I.   FAIR CREDIT REPORTING ACT

     Lessee warrants that all credit information submitted is true and correct, and authorizes AEI to make credit investigations and obtain credit reports and other financial information, written or oral, respecting Lessee's credit and financial positions, as it may deem necessary or expedient at Lessee's cost and expense.

J.   INTERPRETATION

     This Commitment and the terms of the transaction contemplated to be made in conformity herewith, shall be construed in accordance with all applicable governmental regulations and in accordance with the laws of the state where the Parcel is located.

K.   CERTIFICATION

     Lessee hereby certifies that:


     1. It has no actions or proceedings pending, which would materially affect the Parcel, Lessee, except matters fully covered by insurance;

     2. The consummation of the transactions contemplated hereby, and the performance of this Commitment and the delivery of the Lease and other security and credit instruments contemplated hereunder, will not result in any material breach of, or constitute a material default under, any indenture, bank loan or credit agreement, or other instruments to which Lessee is a party or by which Lessee may be bound or affected, which breach or default would have a material adverse effect on Lessee's performance under this Commitment;

     3. All of Lessee's covenants, agreements, and representations made herein, and in any and all documents which may be delivered pursuant hereto, shall survive the delivery to AEI of the Lease and other documents furnished in accordance herewith, for one year from the Final Disbursement Date, and the provisions hereof shall continue to inure for such period to AEI's benefit, and its successors and assigns;

     4.   The  Parcel  is  in good condition,  substantially
          undamaged by fire and other hazards, and  has  not
          been   made   the  subject  of  any   condemnation
          proceeding.


L.   TERMINATION

     This Commitment may be terminated in writing prior to closing at AEI's option (but reserving to AEI its right to pursue its remedies at law or equity for Lessee's breach hereof) in such manner as AEI may reasonably determine, if: 1) Lessee fails to comply with any of the material terms hereof, including but not limited to, obtaining AEI's approval of the documents listed in ARTICLE D.6. hereof, and does not satisfactorily cure the same on or before the Closing Date; 2) a material default exists in any financial obligation of Lessee which would have a material adverse effect on Lessee's performance under this Commitment; 3) any representation made in any submission proves to be untrue, substantially false or misleading at any time prior to the Closing Date which would have a material adverse effect on Lessee's performance under this Commitment; 4) there has been a material adverse change in the financial condition of Lessee or there shall be a material action, suit or proceeding pending or threatened against Lessee which would have a material adverse effect on Lessee's performance under this Commitment; 5) any bankruptcy, reorganization, insolvency, withdrawal, or similar proceeding is instituted by or against Lessee and such proceeding is not removed prior to Closing; 6) Seller's financial condition gives rise to a commercially reasonable risk that the transaction contemplated hereby constitutes a fraudulent conveyance subject to attack by Seller's creditors. Provided, however, if AEI shall terminate this Agreement under paragraph 6 only, AEI's remedy shall be limited to reimbursement of its out of pocket costs (including reasonable attorneys fees), and AEI shall return the remaining balance, if any, after such out of pocket expenses, of the Commitment Fee of Lessee hereunder.

     In the event Lessee and AEI do not reach mutual agreement prior to the Initial Disbursement of Funds on the documents contemplated to be executed by either party hereunder by delivery of written notice to the other party, this Commitment may be terminated at the option of either party. AEI shall, in such event, refund the Commitment Fee to Lessee, less AEI's reasonable out-of-pocket expenses incurred hereunder, including, but not limited to, attorney's fees.

     AEI and Lessee acknowledge the unique nature of the Parcel and agree that the mutual remedies of any party hereunder shall be limited to the liquidated damages in the amount of either the return of the Commitment Fee to Lessee or retention of the Commitment Fee by AEI plus the outside counsel fees incurred by the non-breaching party in connection with this Commitment prior to the date of termination hereof; provided, however, if Lessee shall refuse to close (and being without right to terminate this Commitment as otherwise set forth herein) even though AEI shall be ready, willing, and able to do so, and Lessee shall thereafter occupy the Leased Premises, AEI shall retain all remedies available to it at law or in equity.

N.   INCORPORATION   OF  SUBMITTED  WRITTEN  MATERIALS   AND
     AMENDMENTS

     This  Commitment  is  issued by  AEI  pursuant  to  all
     written materials previously submitted by Seller, Lessee to AEI (the "Submitted Written Materials") and
     it is a proviso hereof that the content, terms and provisions of said Submitted Written Materials are by express and specific reference incorporated herein and made a part hereof. Provided, however, in the case of any contradiction, variance, or ambiguity between any of the content, terms and provisions hereof and those of the Submitted Written Materials, the terms specifically delineated in this Commitment shall govern and shall supersede the conditions of the Submitted Written Materials. Neither this Commitment nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and in the case of AEI, signed by Robert P. Johnson, President of AEI, or his designee in writing signed by Mr. Johnson authorizing such other party to execute a specific change, waiver, discharge or termination instrument on behalf of AEI.

O.   FEES AND COSTS

     As a condition hereof, Lessee agrees to pay the fees of AEI's outside counsel plus all costs and expenses incurred by AEI, as well as all title and escrow charges, the cost of issuance of interim title certifications, recording and release fees and all other costs incurred in connection with the transaction contemplated hereunder.

 P.       ADVERTISING

     During construction, AEI may place a sign on the Parcel at a location to be determined by Lessee in its reasonable discretion, specifying that it is participating in the financing on the Parcel, to the extent permitted by law or private covenant, condition, or agreement affecting the Project. Further, AEI may publicize the financing and may include in publicity releases, if applicable, the names of Lessee's corporate officers, principals, and a general description of the Parcel, occupancy and rentals.

Q.   EXPIRATION

     This Commitment must be executed and returned to AEI no later than November 8, 1999 for the terms to be effective.

                    AEI Income & Growth Fund 23 LLC

                    By:AEI   Fund  Management   XXI,   Inc.,
                    Managing Member

                    By:/s/ Robert P Johnson
                               Robert P. Johnson, President




STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 12th day of November, 1999, by Robert P. Johnson, President of AEI Fund Management XXI, Inc., the corporate Managing Member of AEI Income & Growth Fund 23 LLC, on behalf of said Limited Liability Company.

                                   /s/ Barbara J Kochevar
                                   Notary Public


[notary seal]


This Commitment is accepted and agreed to this 3rd day of November, 1999.


(Lessee)       Tumbleweed, Inc.


               By: /s/ James Mulrooney
                    Its: Executive Vice President

               By: /s/ Gregory A Compton
                    Its: VP/Secretary




STATE OF Kentucky   )
                         )  ss
COUNTY OF Jefferson )

     On this 3rd day of November, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared James Mulrooney and Gregory A Compton, personally known to me to be the persons who executed the within instrument as the Executive Vice President and VP/Secretary of Tumbleweed, Inc.., a Delaware corporation, on behalf of said corporation.


                              /s/ Lisa Wright Hall
                              Notary Public

                              /s/ My commission expires 4-27-
2003


I authorize the release of any information deemed necessary by AEI to verify any and all information supplied to AEI.
Lessee shall hold AEI harmless for any damages arising from verification of said information.

(Lessee)       Tumbleweed, Inc.


               By: /s/ James Mulrooney
                    Its:Executive Vice President

               Attest:By: /s/ Gregory A Compton
                    Its: VP/Secretary

Dated: November 3, 1999



                         EXHIBIT `A'

                      LEGAL DESCRIPTION





                [graphic of record plan map]




















                          Exhibit B
                TUMBLEWEED, INC. KETTERING, OH

              PROJECT COST BUDGET OCTOBER 27, 1999


LAND AND HARD COSTS:

Land Acquisition Cost                       $  450,000.00
Building/General Construction                  453,000.00
Sitework                                    $  175,000.00

Owner Vendors
  Landscaping                                   13,000.00
  Dimmer Panels                                  4,560.00
  Wains Coating/Trim                            13,185.00
  Electrical Panels                              6,200.00
  Air Balance                                    1,600.00
  Lighting                                       5,275.00
  HVAC                                          19,500.00
  Joists                                        13,230.00
Construction Contingency-10.0%                  78,205.00

SUBTOTAL HARD COSTS                         $1,232,755.00

Soft Costs:

Survey                                           2,500.00
Appraisal                                        3,500.00
Phase I Environmental                            2,500.00
Permits/TAP Fees                                 9,000.00
Architect/Engineering                           20,750.00
Title Insurance & Closing Costs                 10,000.00
Development Interest                            15,500.00
Attorney's Fees- AEI
   (Construction/Sale/Leaseback)                10,000.00
Attorney's Fees-Borrower
   (Construction/Sale/Leaseback)                 2,500.00

AEI Sale/Leaseback Commitment Fee 2%            26,640.00
AEI Credit Report Fees (Promesa)                   500.00
AEI State Qualification Fees                     1,500.00
AEI Site Inspection Fee                          1,500.00

Tumbleweed Parcel Development Fee               12,636.00
AEI 1% Reimbursement                            13,320.00
Miscellaneous                                    4,899.00

SUBTOTAL SOFT COSTS                         $  139,245.00
TOTAL PROJECT COST                          $1,372,000.00




       EXHIBIT "C" TO DEVELOPMENT FINANCING COMMITMENT

            FINANCIAL DOCUMENTATION REQUIREMENTS

Prior to Closing, the following must be received and approved by AEI, along with those items specified more fully in the Development Financing and Leasing Commitment:

I.      Lessee's  prior  three  (3)  fiscal  years'  audited
        financial   statement  prepared  by   a   nationally
        recognized independent accounting firm acceptable to AEI.

II. Lessee's internally generated consolidated financial statements for the current and fiscal year-to-date periods. Said financial statements shall include at a  minimum,  a  balance  sheet  and
        statement of income. Cash flow statements and statements of stockholder's equity should also be provided if available.

III.    Lessee's  internally  generated  per  store   annual
        financial statements for the current and fiscal year-
        to-date  periods.   Said financial statements  shall
        include at a minimum, a balance sheet and statement of income. Cash flow statements and statements of
        stockholder's   equity  should  also  be provided if
        available.

IV. Lessee's internally generated per store financial statements for each of its prior two (2) fiscal periods. Said financial statements shall include at a minimum, a balance sheet and statement of income. Cash flow statements and statements of stockholder's equity should also be provided if available.

V.      Lessee's   prior  three  years'  federal   corporate
        income tax return.

VI.     Pro-forma  of  first  year's  operations   for   the
        Parcel.

VII. Itemized budget of total project cost for the Parcel.


Lessee's financial statements, and any additional financial information requested by AEI shall be prepared in accordance with current GAAP guidelines and signed by an authorized officer, who must certify to the accuracy thereof. The certification language must read as follows:

    "THE UNDERSIGNED HEREBY CERTIFIES AND WARRANTS THAT THE INFORMATION CONTAINED IN THESE FINANCIAL STATEMENTS IS TRUE AND CORRECT, UNDERSTANDS THAT AEI IS RELYING UPON SUCH INFORMATION AS AN INDUCEMENT FOR ENTERING INTO A PURCHASE AND LEASE TRANSACTION WITH THE UNDERSIGNED, AND EXPRESSLY REPRESENTS THAT AEI MAY RELY UPON SUCH INFORMATION."


PLEASE  DIRECT ALL QUESTIONS REGARDING THE FOREGOING TO  THE
PROPERTY  ACQUISITIONS DEPARTMENT. THE TOLL-FREE  NUMBER  IS
800-328-3519.




                        EXHIBIT "D-l"

               INSTRUCTIONS TO INSURANCE AGENT

                    (Construction Phase)

The following instructions will be followed with respect to the insurance policies on the Parcel:

1. AEI shall receive a Builder's Risk insurance policy, covering "All Risk" or "Special Cause of Loss Form" covered perils, including collapse, mudslide or mudflow and sinkhole collapse, in the amount of Replacement Cost. The coverage shall include building materials and property in transit. The deductible shall not exceed $10,000 per occurrence.

2. AEI shall receive Comprehensive General Liability insurance from the General Contractor (which coverage shall extend to acts while on the project of the agents or subcontractors hired by the General contractor) to cover the property under construction, with limits of $2,000,000 per occurrence and $5,000,000 general aggregate. AEI shall receive Comprehensive General Liability insurance from any other Contractor or supplier covering the Parcel under construction with limits of $1,000,000 per occurrence and $3,000,000 general aggregate. These limits can be accomplished either by underlying liability policies or by the sum of the underlying policy plus an excess or umbrella policy. The coverage shall include an endorsement in favor of AEI which is ISO form CG 20 11 11 85 - "Additional Insured - Managers Or Lessors Of Premises", or an equivalent endorsement and shall include Broad Form Contractual Liability coverage. The Claims Made form of coverage is not acceptable.

3. Flood insurance shall be required, in amounts of $500,000 unless evidence is provided that the Parcel is not located in a designated flood area or storm surge area. Satisfactory evidence to determine if coverage is necessary shall be a Base Flood Elevation Certificate and/or a National Geodetic Vertical Datum (NGDV)-National standard reference datum for elevations, formerly referred to as mean Sea Level (MSL) of 1929. The deductible shall not exceed $10,000 per occurrence.

4. Earthquake insurance shall be required, in the amounts acceptable to AEI, unless evidence is provided that the Parcel is not located in a federally designated earthquake prone area or is not in an ISO High Risk Earthquake Zone. The deductible shall not exceed 10% of the coverage provided.

5. AEI shall receive Certificates of Insurance for Comprehensive General Liability, with limits and provisions referred to in Item 2 above, and for Workers' Compensation coverage, from all contractors, subcontractors, independent contractors and suppliers who will be present on the jobsite. Certificates of Insurance for Employer's Liability, with limits of $500,000/$500,000/$500,000 shall also be provided.

6. AEI shall receive Certificates of Insurance for Business Auto Liability, from all contractors and suppliers whose vehicles will be present on the jobsite. The coverage limits shall be $1,000,000 combined single limit.

7. The following will be required for all insurance policies:


a. All property policies shall name AEI as Loss Payee and Additional Insured.

b.      All  liability policies shall name AEI as Additional
        Insured.

c.      The  additional  insured and loss payee  clause  for
        property  and  the  additional  insured  clause  for
        general  liability  will name the  Lessor,  and  its
        corporate Managing Member as stated on the signature page of this document. It will also name Robert P. Johnson its individual Managing Member, its successors and assigns and any other owners as their interests may appear.

d. AEI shall receive a thirty (30) day written notice in the event of cancellation, material amendment, or expiration of any insurance policies. The following words will be deleted from the cancellation notice: "endeavor to" and "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives".

e. Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Exhibit, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf, following five (5) business days written notice to Lessee of Lessor's intent to do so (unless insurance then in place would during such period, or already has, lapse, in which case no notice need be given) and Lessee may obtain such insurance during said five day period and not then be in default hereunder. If Lessor shall obtain such insurance, Lessee will then, within five (5) business days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest thereon at the lesser of 15% per annum or the highest rate allowable by law.

f. Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $25,000 without Lessor's prior written consent, such consent not to be unreasonably withheld or delayed.

g.      All  property  policies  shall  contain  Waiver   of
        Subrogation  Endorsements  waiving  all  rights   of
        subrogation, if any, against AEI as defined above.

h.      All   insurance  companies  shall  be  approved   in
        writing by AEI.


                        EXHIBIT "D-2"

                   INSURANCE REQUIREMENTS

                     (Post Construction)

Post Construction Insurance must be in place at a point in time determined by the earliest of the following events:
Occupancy date, business opening or cancellation of coverage in Exhibit "D- 1".

The following instructions will be followed with respect to requesting insurance policies and certificates of insurance on the Parcel:

1.      An original property insurance policy for "All Risk" or
"Special   Cause  of  Loss  Form"  perils,   including   all
exclusions and endorsements, will be required. The policy(s) shall be written with a coverage amount of full Replacement Cost of the parcel, including improvements. The insured parcel shall be described by street address. In the event that it is impossible to furnish the original policy in time for the closing on AEI's purchase of the parcel, an Insurance Certificate, form ACORD 27, detailing the policy coverage forms, shall be acceptable. The original policy, along with paid receipts, shall be forwarded to AEI without delay.

2.      If the coverage referred to in Item 1 above is written via a blanket insurance policy, a Certificate of Insurance with a

Statement of Values attached will be acceptable.



3.      All property insurance policies shall include a Replacement

Cost endorsement or clause.



4.      All property insurance policies shall include a Building
Ordinance Compliance Endorsement for an amount at least  10%
of replacement cost of the building at the inception of the lease.

5. All property insurance policies shall be written with no co-insurance.

6. The maximum deductible on any property insurance policy shall be $10,000.

7. Property insurance shall include Loss Of Rents insurance in an amount to cover at least a 12 month period with the loss proceeds payable to AEI.

8. Flood insurance shall be required, in amounts acceptable to AEI, unless evidence is provided that the Parcel is not located in a designated flood area or storm surge area.
Satisfactory evidence to determine if coverage is necessary shall be a Base Flood Elevation Certificate and/or a National Geodetic Vertical Datum (NGDV)-National standard reference datum for elevations, formerly referred to as mean
Sea Level (MSL) of 1929. If the coverage is necessary, it shall be in the following amount: $500,000. The deductible shall not exceed $10,000 per occurrence.

9. Earthquake insurance shall be required, in the amounts acceptable to AEI, unless evidence is provided that the Parcel is not located in a federally designated earthquake prone area or is not in an ISO High Risk Earthquake Zone. The deductible shall not exceed 10% of coverage provided.


10. Comprehensive general liability coverage shall be written, with limits of $2,000,000 per occurrence and $5,000,000 general aggregate. These limits can be accomplished either by underlying liability policies or by the sum of the underlying policy plus an excess or umbrella policy. The coverage shall include an endorsement in favor of AEI which is ISO form CG 20 11 85 Additional Insured - Managers Or Lessors Of Premises", or an equivalent endorsement. The coverage shall by written on an Occurrence Form basis and shall include Broad Form Contractual Liability coverage. The Claims Made form of coverage is not acceptable. The maximum deductible for any liability insurance policy shall be $5,000.

11. If liquor is sold on the premises of the parcel, Liquor Liability coverage (also known as Dram Shop coverage) shall be required. If the state in which the parcel is located has a maximum recovery statute, the coverage shall be written in that amount. Otherwise the coverage shall be written with limits of $2,000,000 per occurrence and $5,000,000 general aggregate.

12. The additional Requirements for All insurance Policies" are as follows:

a. All property policies shall name AEI as Loss Payee and as an Additional Insured.

b.      All   liability  policies  shall  name  AEI  as   an
        Additional Insured.

c.      The  additional  insured and loss payee  clause  for
        property  and  the  additional  insured  clause  for
        general  liability  will name the  Lessor,  and  its
        corporate managing Member as stated on the signature page of this document. It will also name Robert P. Johnson its individual Managing Member, its successors and assigns and any other owners as their interests may appear.

d. AEI shall receive a thirty (30) day written notice in the event of cancellation, material amendment, or expiration without renewal of the policies. The following words will be deleted from the cancellation notice: "endeavor to" and "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives".

e. Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Exhibit, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf, following five (5) business days written notice to Lessee of Lessor's intent to do so (unless insurance then in place would during such period, or already has, lapsed, in which case no notice need be given) and Lessee may obtain such insurance during said five day period and not then be in default hereunder. If Lessor shall obtain such insurance, Lessee will then, within five (5) business days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest thereon at the lesser of 15% per annum or the highest rate allowable by law.

f. Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $25,000 without Lessor's prior written consent, such consent not to be unreasonably withheld or delayed.

g.      All   property  insurance  policies  shall   contain
        Waiver  of  Subrogation  Endorsements  waiving   all
        rights of subrogation, if any, against AEI as defined above.


h.      All   insurance  companies  shall  be  approved   in
        writing by AEI.





      EXHIBIT "E-1" to Development Financing Commitment
                  ALTA Survey Requirements
                     (Pre-Construction)



1. The plat or map of such survey must bear the name, address and signature of the licensed land surveyor who made the survey, that surveyor's official seal and license number (if any, or both), and the date of the survey, with the following certification:

I, _________________________, a registered land surveyor, in and for the State of Ohio do hereby certify to AEI Income & Growth Fund 23 LLC, and ________________________________
(insert name of title company), that this is a true and correct plat of a survey of

     (Insert Legal Description)

which correctly shows the location of all buildings, structures and improvements on said described Parcel; that there are no visible encroachments onto adjoining properties, streets, alleys, easements or setback lines by any of said buildings, structures or improvements; that there are no recorded or visible right of ways or easements on said described Parcel, except as shown on said survey; that there are no party walls or visible encroachments on said described Parcel by buildings, structures or other improvements situated on adjoining property, except as shown on said plat or survey; and that the described Parcel has direct access to a publicly dedicated right-of-way at the location shown on said plat or survey.

     By:  _________________________

     Dated:  _______________________

2. If the street address of the Parcel is available, it should be noted on the survey.

3. The survey boundary should be drawn to a convenient scale, with that scale clearly indicated. If feasible, a graphic scale should be indicated. When practical, the plat or map of  survey should be oriented so that North is at the top of
the  drawing.   Supplementary or exaggerated scale  diagrams
should be presented accurately on the plat or map and drawn to scale. No plat or map drawing less than the minimum size of 8-1/2" by 11" will be acceptable.

4.    The plat or map of survey should meet with the minimum
Standard Detail Requirements for Land Title Surveys as adopted by the American Title Association and American
Congress on Surveying and Mapping.

5. The character and location of all buildings upon the Parcel must be shown and their location given with reference to
boundaries.   Proper street numbers should  be  shown  where
available.  Physical evidence of easements and/or servitudes of all kinds, including but not limited to those created by roads, rights of way, water courses, drains, telephone, telegraph or electric lines, water, sewer, oil or gas pipelines, etc., on or across the surveyed Parcel and on adjoining properties if they appear to affect the enjoyment of  the surveyed Parcel should be located and noted.  If the
surveyor   has  knowledge  of  any  such  easements   and/or
servitudes, not physically evidenced at the time the present survey is made, such physical non-evidence should be noted.
All  recorded  easements, rights of  way  and  other  record
matters   affecting  the  Parcel  should  be   located   and
identified by recording date.  Surface indications, if  any, of  underground easements and/or servitudes should  also  be
shown.   If  there are no buildings erected  on  the  Parcel
being surveyed, the plat or map of survey should bear the statement "No Buildings". Curb cuts and adjoining streets should be shown.

6. Joint or common driveways and alleys must be indicated. Independent driveways along the boundary must be shown together with the width thereof. Encroaching driveways, strips, ribbons, aprons, etc., should be noted. Rights of access to public highways should be shown. The right-of-way line of any public street must be shown in relationship to the Parcel surveyed and the street must be labeled "Publicly Dedicated" or "Private Thoroughfare" as the case may be.

7. As a minimum requirement, at least two (2) sets of prints of the plat or map of survey should be furnished to AEI and one
(1) set to the title company.

8. The survey should certify as to the total square footage of the area surveyed and as to the square footage at the
exterior  walls  of  any improvements on  the  Parcel.   The
survey should note the absence of, or indicate the existence of, any building restriction or setback lines. Paved areas should be shown and the survey should designate the area for parking and its dimensions. If completed, the survey should indicate the actual number of parking spaces and, if possible, the actual parking spaces should be outlined on the survey.




      EXHIBIT "E-2" to Development Financing Commitment
                  ALTA Survey Requirements
                (As-Built/Post-Construction)



1. The plat or map of such survey must bear the name, address and signature of the licensed land surveyor who made the survey, that surveyor's official seal and license number (if any, or both), and the date of the survey, with the following certification:

I, _, a registered land surveyor, in and for the State of Ohio do hereby certify to AEI Income & Growth Fund 23 LLC, and ____
____________________ (insert name of title company), that this is a true and correct plat of a survey of

     (Insert Legal Description)

which correctly shows the location of all buildings, structures and improvements on said described Parcel; that there are no visible encroachments onto adjoining properties, streets, alleys, easements or setback lines by any of said buildings, structures or improvements; that there are no recorded or visible right of ways or easements on said described Parcel, except as shown on said survey; that there are no party walls or visible encroachments on said described Parcel by buildings, structures or other improvements situated on adjoining property, except as shown on said plat or survey; and that the described Parcel has direct access to a publicly dedicated right-of-way at the location shown on said plat or survey.

     By:  _________________________

     Dated:  _______________________

2. If the street address of the Parcel is available, it should be noted on the survey.

3. The survey boundary should be drawn to a convenient scale, with that scale clearly indicated. If feasible, a graphic scale should be indicated. When practical, the plat or map of  survey should be oriented so that North is at the top of
the  drawing.   Supplementary or exaggerated scale  diagrams
should be presented accurately on the plat or map and drawn to scale. No plat or map drawing less than the minimum size of 8-1/2" by 11" will be acceptable.

4.    The plat or map of survey should meet with the minimum
Standard Detail Requirements for Land Title Surveys as adopted by the American Title Association and American
Congress on Surveying and Mapping.



5. The character and location of all buildings upon the Parcel must be shown and their location given with reference to
boundaries.   Proper street numbers should  be  shown  where
available.  Physical evidence of easements and/or servitudes of all kinds, including but not limited to those created by roads, rights of way, water courses, drains, telephone, telegraph or electric lines, water, sewer, oil or gas pipelines, etc., on or across the surveyed Parcel and on adjoining properties if they appear to affect the enjoyment of  the surveyed Parcel should be located and noted.  If the
surveyor   has  knowledge  of  any  such  easements   and/or
servitudes, not physically evidenced at the time the present survey is made, such physical non-evidence should be noted.
All  recorded  easements, rights of  way  and  other  record
matters   affecting  the  Parcel  should  be   located   and
identified by recording date.  Surface indications, if  any, of  underground easements and/or servitudes should  also  be
shown.   If  there are no buildings erected  on  the  Parcel
being surveyed, the plat or map of survey should bear the statement "No Buildings". Curb cuts and adjoining streets should be shown.

6. Joint or common driveways and alleys must be indicated. Independent driveways along the boundary must be shown together with the width thereof. Encroaching driveways, strips, ribbons, aprons, etc., should be noted. Rights of access to public highways should be shown. The right-of-way line of any public street must be shown in relationship to the Parcel surveyed and the street must be labeled "Publicly Dedicated" or "Private Thoroughfare" as the case may be.

7. As a minimum requirement, at least two (2) sets of prints of the plat or map of survey should be furnished to AEI and one
(1) set to the title company.

8. The survey should certify as to the total square footage of the area surveyed and as to the square footage at the
exterior  walls  of  any improvements on  the  Parcel.   The
survey should note the absence of, or indicate the existence of, any building restriction or setback lines. Paved areas should be shown and the survey should designate the area for parking and its dimensions. If completed, the survey should indicate the actual number of parking spaces and, if possible, the actual parking spaces should be outlined on the survey.





                         EXHIBIT "F"

             PRELIMINARY DOCUMENTATION CHECKLIST




Prior to closing, the following should be received and approved by AEI, along with those items specified more fully in the
Commitment:


     1.   Purchase Agreement for the Parcel

     2.   Site  Investigation Package as prepared by Project
          Civil Engineers

     3.   Site Documents

     4          Site  plan  and  maps  showing  site(s)  and
     location(s) of competition.

     5.   Complete city map.






                         EXHIBIT `G'

                           FORM OF

               DEVELOPMENT FINANCING AGREEMENT


               DEVELOPMENT FINANCING AGREEMENT

      THIS AGREEMENT, made and entered into effective as of this ____ day of November, 1999, by and between Tumbleweed , Inc. (hereinafter referred to as "Lessee"), whose address is 1900 Mellwood Avenue, Louisville, Kentucky, and AEI Income & Growth Fund 23 LLC, whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter referred to as "Lessor") .


W I T N E S S E T H, that:

     WHEREAS, Lessee is contemplating building the following
Improvements on the premises described in Exhibit "A" attached hereto :

        Construction of an approximately 5,500 square foot building and improvements to be used as a Tumbleweed
   Restaurant.

    WHEREAS, Lessee has made application to Lessor for development financing to defray the costs of constructing such Improvements;

    WHEREAS,  Lessor's  Assignor has issued  to  Lessee  its
Development  Financing  and Leasing  Commitment  to  advance funds in the amount hereinafter specified, subject to compliance with the terms and conditions of this Development Financing Agreement and the Net Lease Agreement (the "Lease") of even date herewith;

    NOW, THEREFORE, in consideration of entering into the Lease and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                           ARTICLE I
                          DEFINITIONS

   For purposes of this Agreement, the following terms shall have the following meanings:

         1.                      "Application"  shall   mean
   Lessee's  application to the Lessor for  the  Development
   Financing   the  terms  and  conditions  of   which   are
   incorporated herein by reference.

        2.                     "Architect's Contract"  shall
   mean Lessee's contract with the Project Architect.

         3.                      "Commitment"   shall   mean
   Lessor's Commitment to Lessee agreeing to provide the Development Financing. (The "Development Financing and
   Leasing Commitment" dated of even date herewith.)


   4. "Completion Date" shall mean midnight, May 31, 2000, subject to Force Majeure, as defined herein.

      5.                    "Construction Costs" shall  mean
land costs, all costs paid to construct and complete the Improvements, as specified on Exhibit "B" attached hereto and made a part hereof.

      6. "Construction Contracts" shall mean the contracts between Lessee and Contractors for the furnishing of labor, services or materials to the Leased Premises in connection with the construction of the Improvements.

      7.                    "Contractors" shall  mean  those
firms   directly   engaged  by  Lessee  to   construct   the
Improvements, whether one or more.

      8.                    "Contract Documents" shall  mean
the Project Architect's Contract, Plans and Specifications and the contract with the Contractor.

     9. "Development Financing" shall mean the funds to be made available pursuant to the Commitment and not to exceed the lesser of the Construction Costs or the maximum loan amount of One Million Three Hundred Seventy-Two Thousand Dollars ($1,372,000) as specified in the Commitment.

       10. "Development Financing and Carrying Charges" shall mean all fees, taxes and charges incurred under the Development Financing and in the construction of the Improvements including, but not limited to, non-refundable commitment fees; interest charges, service and inspection fees, attorney's fees, title insurance fees and charges, recording fees and insurance premiums.

      11. "Development Financing Documents" shall mean this Agreement, the Lease, Assignment of Architects and Construction Contracts, Guarantees, and such other documents given to the Lessor as security for the Development Financing.

      12. "LTIC-CDD" shall mean Lawyers Title Insurance Corporation, Construction Disbursement Department, the nationally recognized title insurer, to be LTIC-CDD under the Development Financing Disbursement Agreement executed by and between the parties of even date herewith.

      13.                   "Final Disbursement Date"  shall
mean  the  date of the final disbursement of the Development
Financing provided hereunder.

      14.                   "Improvements"  shall  mean  the
structures and other improvements to be constructed  on  the
Leased   Premises   in  accordance  with   the   Plans   and
Specifications.

      15.                   "Initial Disbursed Funds"  shall
mean those funds disbursed on the Closing Date for land acquisition and related soft costs upon Lessor's acquisition of the Leased Premises.

      16. "Inspecting Architect" shall mean the architect, if any, hired by Lessor to perform inspections of the premises. An Inspecting Architect may only be engaged by Lessor in the event of a default relating to construction of the Improvements under the Development Financing Documents.

      17.                  "Leased Premises" shall mean  the
real property described in the Exhibit "A" attached to this Agreement, together with all Improvements, equipment and fixtures thereon.

      18.                   "Lessee Equity" shall  mean  the
final  Construction Costs less the amount of the Development
Financing.

      19.                   "Plans and Specifications" shall
mean  the  plans and specifications prepared by the  Project
Architect who shall be licensed in the jurisdiction of the Leased Premises and selected by Lessee.

       20.                    "Project"   shall   mean   the
construction of the Improvements on the Leased Premises.

     21.                  "Project Architect" shall mean the
architect   retained  by  Lessee  to  design  and  supervise
construction of the Improvements.

      22.                   "Rental Modification Date" shall
mean a date one hundred and twenty days (120) from the date hereof.

     23.                  "Sub-Contractors" shall mean those
persons furnishing labor or materials for the Project pursuant to the Sub-Contracts.

      24.                   "Sub-Contracts" shall  mean  the
contracts between the Contractor and its materialmen and mechanics in the furnishing of labor or materials for the Project.

      25.                   "Title" shall mean Lawyers Title
Insurance Corporation issuing the Lessor's fee owner's title insurance policy.

                           ARTICLE II
                   THE DEVELOPMENT FINANCING

   Subject to compliance with the provisions of this Agreement, Lessor agrees to advance to Lessee, and Lessee agrees to
request   from  Lessor,  the  Development  Financing.    The
Development Financing shall be advanced in stages by  Lessor to  LTIC-CDD  and  disbursed by  LTIC-CDD  pursuant  to  the
provisions   of   Article  VIII  hereof.   The   Development
Financing,   or  so  much  thereof  as  has  been   advanced
hereunder, shall bear interest at the rate and shall be repaid in accordance with the terms hereof and the Lease. The proceeds of the Development Financing shall be used exclusively for the purposes of defraying Construction Costs.

                          ARTICLE III


                              N/A


                           ARTICLE IV
                  CONSTRUCTION OF IMPROVEMENTS

   Lessee agrees to commence construction of the Improvements within thirty (30) days from the date of this Agreement. After commencement of construction of any Improvements, Lessee agrees to diligently pursue said construction to completion, and to supply such moneys and to perform such duties as may be necessary to complete the construction of said Improvements pursuant to the Plans and Specifications and in full compliance with all terms and conditions of this Agreement and the Development Financing Documents, all of which shall be accomplished on or before the Completion Date, subject to Force Majeure and without liens, claims or assessments (actual or contingent) asserted against the Leased Premises for any material, labor or other items furnished in connection therewith, subject to Lessee's right to contest such liens, claims, or assessments provided the same are removed as a lien upon the Leased Premises prior to foreclosure of such lien, and all in full compliance with all construction, use, building, zoning and other similar requirements of any pertinent governmental jurisdiction. Lessee will provide to Lessor, upon request, evidence of satisfactory compliance with all the above requirements.

                           ARTICLE V
          REPRESENTATIONS AND WARRANTIES OF THE LESSEE

Lessee  hereby represents and warrants to the Lessor,  which
representations  and  warranties  shall  be  deemed  to   be
restated by Lessee each time Lessor makes an advance of the Development Financing, that:

1.   VALIDITY  OF  DEVELOPMENT  FINANCING  DOCUMENTS  -  The
Development Financing Documents are in all respects legal, valid and binding according to their terms.

2. NO PRIOR LIEN ON FIXTURES - No mortgage, bill of sale, security agreement, financing statement, or other title retention agreement (except those executed in favor of Lessor) has been, or will be, executed with respect to any fixture (except Lessee's trade fixtures not financed with this Development Financing) used in conjunction with the construction, operation or maintenance of the improvements.

3. CONFLICTING TRANSACTION OF LESSEE - The consummation of the transactions hereby contemplated and the performance of the obligations of Lessee under and by virtue of the Development Financing Documents will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement, or other instrument to which Lessee is a party or by which it may be bound or affected, the breach of which would materially affect Lessee's ability to perform its obligations hereunder.

4. PENDING LITIGATION - There are no actions, suits or proceedings pending, or to the knowledge of Lessee threatened, against or affecting it or the Leased Premises, or involving the validity or enforceability of any of the Development Financing Documents, at law or in equity, or before or by any governmental authority, except actions, suits and proceedings that are fully covered by insurance or which, if adversely determined would not substantially impair the ability of Lessee to perform each and every one of its obligations under and by virtue of the Development Financing Documents; and to the Lessee's knowledge it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

5. VIOLATIONS OF GOVERNMENTAL LAW, ORDINANCES OR REGULATIONS - To the best knowledge of Lessee, there are no violations or notices of violations of any federal or state law or municipal ordinance or order or requirement of the State in which the Leased Premises are located or any municipal
department   or   other   governmental   authority    having
jurisdiction affecting the Leased Premises, which violations in any way have a material adverse affect on the Leased Premises and which remain uncured after notice by such governmental authority or department (if notice is required) and the expiration of the time within which Lessee may cure such violation, or if no time limitation is specified, within a reasonable time after notice to cure such violation
 .

6. COMPLIANCE WITH ZONING ORDINANCES AND SIMILAR LAWS - To the best knowledge of Lessee, the Plans and Specifications and construction pursuant thereto and the use of the Leased Premises contemplated thereby comply and will comply with
all   present   governmental  laws   and   regulations   and
requirements, zoning ordinances, standards, and regulations of all governmental bodies exercising jurisdiction over the
Leased  Premises.   Lessee agrees  to  provide  the  Project
Architect's certification to such effect prior to the funding of the first disbursement under the Development Financing.

7. LESSEE'S STATUS AND AUTHORITY - If the Lessee be a corporation, limited liability company, trust or a partnership, Lessee warrants and represents that (i) it is duly organized, existing and in good standing under the laws of the state in which it is incorporated or created; (ii) it is duly qualified to do business and is in good standing in the state in which the Leased Premises are located; (iii) it has the corporate or other power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by this Agreement and the Development Financing Documents; and (iv) the execution and delivery of this Agreement and the Development Financing Documents and the performance and observance of the provisions hereof and thereof have been (or future acts will be) duly authorized by all necessary trust, partnership, or corporate actions of Lessee. Lessee will furnish such resolutions, affidavits and opinions of counsel to such effect as Lessor may reasonably require.

8. AVAILABILITY OF UTILITIES - All utility services necessary for the construction of the Improvements will be available prior to the commencement of construction, and all utility
services   necessary  for  the  proper  operation   of   the
Improvements for their intended purposes are available at the Leased Premises or will be available at the Leased
Premises   prior   to  the  Final  Disbursement   Date,   at
commercially comparable utility rates and hook-up charges for the vicinity, including water supply, storm and sanitary sewer facilities, gas, electricity and telephone facilities. Lessee shall furnish evidence of such availability of utilities from time to time at Lessor's request.

9. BUILDING PERMITS - All building permits required for the construction of the Improvements have been obtained prior to the commencement of the construction of the Improvements and copies of same will be delivered to Lessor.

10.CONDITION OF LEASED PREMISES - The Leased Premises are not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty, nor to the best of Lessee's knowledge, subject to any action in eminent domain.

11.APPROVAL OF PLANS AND SPECIFICATIONS - To the best knowledge
of   Lessee   in  reliance  upon  the  Project   Architect's
certification to such effect, the Plans and Specifications conform to the requirements and conditions set out by applicable law or any effective restrictive covenant, to all governmental authorities which exercise jurisdiction over the Leased Premises or the construction thereon, and no construction will be commenced upon the Leased Premises until said Plans and Specifications shall have been approved by  Lessor, which consent shall not be unreasonably withheld or  delayed  and  shall  be given  or  withheld  within  ten
business  days after written request therefor.   Subject  to
Article VI, paragraph 14, no material changes are to be made in the Plans and Specifications as approved without Lessor's prior consent, which consent shall not be unreasonably withheld or delayed and shall be given or withheld within ten business days after written request therefor; except,
after   prior   written  notice  to  Lessor,  provided   the
Development Financing shall remain in balance as  set  forth in Article VII, paragraph 3 herein, Lessor shall consent to reallocation among line items or use of the Construction Contingency in the aggregate of not more than the amount
budgeted   as  set  forth  on  Exhibit  B  for  Construction
Contingency, unless Lessee shall deposit Owner Equity with LTIC-CDD in the amount of such excess over the budgeted amount.

12.CONSTRUCTION CONTRACTS - Lessee has entered into contracts with the Contractors or separate contracts with materialmen
and   laborers  providing  for  the  construction   of   the
Improvements. Lessee will cause the Contractors to promptly furnish Lessor with the complete list of all Sub-contractors or entities as and when under contract, which Contractors propose to engage to furnish labor and/or materials in constructing the Improvements (such list containing the names, addresses, and amounts of such sub-contracts as written in excess individually of $5,000, and prior to disbursement of funds to or for the benefit of such Subcontractors, affidavits of authorized signatory and other documents commercially reasonably required by Title to insure that the Leased Premises remain lien free) and will from time to time furnish Lessor or Title with true copies of all Contracts entered into by Lessee and with the terms of all verbal agreements therefor, if any, and as to subcontractors, letters signed by sub-contractors whose contracts are in excess of $5,000 setting forth the present amount of their contract and the amounts remaining to be paid under that contract, if the same information is not stated on a lien waiver reflecting the most currently requested payment to such subcontractor.

13.BROKERAGE COMMISSIONS - No brokerage commissions are due in connection with the transaction contemplated hereby or if there are commissions due or payable the same will be paid by Lessee. Lessee agrees to and shall indemnify Lessor from any liability, claims or losses arising by reason of any such brokerage commissions. This provision shall survive
the   repayment  of  the  Development  Financing  and  shall
continue in full force and effect so long as the possibility of such liability, claims or losses exists.

14.NO PRIOR WORK - Except as may have been permitted by Lessor, no work or construction has been commenced or will be commenced by or on behalf of Lessee on the Leased Premises, nor has Lessee entered into any contracts or agreements for
such  work  or  construction  which  could  result  in   the
imposition of a mechanic's or materialmen's lien on the Leased Premises or the Improvements prior to or on parity with the interest of Lessor.

15.ENVIRONMENTAL IMPACT STATEMENT - All required environmental impact statements as required by any governmental authority
having   jurisdiction  over  the  Leased  Premises  or   the
construction of the Improvements have been duly filed and approved.

16.ACCESS - The Leased Premises front on a publicly maintained road or street or have access to such a road or street under an easement or private way, which is not subject to a reversion in favor of any party.

17.FINANCIAL INFORMATION - Any financial statements heretofore delivered to Lessor are true and correct in all respects, have been prepared in accordance with generally accepted accounting practice, and fairly present the respective financial conditions of the subject thereof as of the respective dates thereof and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

18. NOTICE OF COMMENCEMENT\FURNISHING - To provided Lessor prior to the initial request for a Disbursement, with a copy of the Notice of Commencement and any amendments thereto prepared in accordance with Ohio Revised Code Section
1311.04 and to be recorded with the Franklin County Recorder's Office. Lessee represents and warrants that a Notice of Commencement has not been and will not be recorded prior to the recording of the Deed transferring title to the Leased Premises to Lessor. Lessee shall post and keep posted the Notice of Commencement and all amendments thereto in a conspicuous place on the Premises during the course of construction of the Project. Lessee further represents and warrants to timely comply with all provisions of Ohio Revised Code Section 1311.04 and failure to do so shall be deemed an Event of Default as defined under the Lease. Lessee shall provide Lessor with a copy of each Notice of Furnishing (as defined in Ohio Revised Code Section 1311.05) received by Lessee during the course of construction of any Improvements on the Leased Premises.

                           ARTICLE VI
                      COVENANTS OF LESSEE

Lessee hereby covenants and agrees with Lessor as follows:

1. SURVEYS - Prior to execution of any Development Financing Documents and prior to the initial request for a Disbursement (as defined in Article VIII hereof), Lessee has furnished to Lessor three copies of a current perimeter land survey, in form and substance satisfactory to Lessor, certified to Lessor, giving a description of the Leased Premises and showing all encroachments onto or from the Leased Premises, currently certified by a registered surveyor and bearing his registry number and showing access rights, easements, or utilities, rights of way, all setback requirements upon the Leased Premises, improvements, matters affecting title and such other items as Lessor may reasonably request.

2. TITLE INSURANCE - Prior to the initial request for Disbursement the Lessee has furnished Lessor with an ALTA policy of title insurance, and prior to any subsequent request for Disbursement such ALTA policy of title insurance shall be brought down to the date of Disbursement by endorsement, all in form and substance satisfactory to Lessor issued at the Lessee's expense and written by Title insuring the Leased Premises to be marketable, free from exceptions for mechanic's and materialmen's liens and free from other exceptions not previously approved by the Lessor, naming Lessor as fee owner insured to the extent of advances made hereunder subject only to such exceptions as may be reasonably approved by Lessor.

3. RESTRICTIONS ON CONVEYANCE OR SECONDARY FINANCING - Lessee will not transfer, sell, convey or encumber the Leased Premises or subject the Leased Premises to any secondary financing in any way without the written consent of the Lessor, except as permitted in Article V, paragraph 2 relating to trade fixture financing sources or suppliers.

4. INSURANCE - To obtain or cause Contractor to obtain and maintain such insurance or evidence of insurance as Lessor may reasonably require, including but not limited to the following:

       (a) BUILDER'S RISK INSURANCE - Builder's Risk Insurance written on the so-called "Builder's Risk-Completed Value Basis" in an amount equal to the full replacement cost of the Improvements at the date of completion with coverage available on the so-called multiple peril form of policy, including coverage against collapse and water damage, naming Lessor as additional named insured, such insurance to be in such amounts and form and written by such companies as shall be reasonably approved by Lessor, and the originals of such policies (together with appropriate endorsement thereto, evidence of payment of premiums thereon and written agreements by the insurer or insurers therein to give Lessor ten (10) days' prior written notice of any intention to cancel) shall be promptly delivered to Lessor, said insurance coverage to be kept in full force and effect at all times until the completion of construction of the Improvements.

       (b) HAZARD INSURANCE - Fire and Extended Coverage Insurance, and such other hazard insurance as Lessor may require and as called for in the Lease in an amount equal to the full replacement cost of the Improvements naming Lessor as an additional named insured, such insurance to be in such amounts and form and written by such companies as shall be reasonably approved by Lessor, and the originals of such policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lessor ten (10) days' prior written notice of any intention to cancel) shall be promptly obtained and delivered to Lessor immediately upon completion of the construction of the Improvements and before any portion is occupied by Lessee or any tenant of Lessee with such insurance to be kept in full force and effect at all times thereafter.

      (c) PUBLIC LIABILITY - Comprehensive public liability insurance (including operations, contingent liability operations, operations of sub- contractors, completed operations and contractual liability insurance) in limits of coverage as set forth in the Lease.

     (d)                  WORKMEN'S COMPENSATION INSURANCE -
Evidence of compliance with the required coverage under statutory workmen's compensation requirements.

5. COLLECTION OF INSURANCE PROCEEDS - To cooperate with Lessor in obtaining for Lessor the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transaction contemplated hereby and the collection of any indebtedness or obligation of the Lessee to Lessor incurred hereunder (including the payment by Lessee of the expense of an independent appraisal on behalf of Lessor in case of a fire or other casualty affecting the Leased Premises).

6. APPLICATION OF DEVELOPMENT FINANCING PROCEEDS - To use the proceeds of the Development Financing solely for the purpose of paying for Construction Costs and such incidental costs relative to the construction as may be reasonably approved from time to time in writing by Lessor, and in no event to use any of the Development Financing proceeds for personal, corporate or other purposes.

7. EXPENSES - To pay all costs of closing the Development Financing and all expenses of Lessor with respect thereto, including, but not limited to, legal fees by Lessor's counsel and all other reasonable attorney's fees (limited as set forth in the Commitment), costs of title insurance, transfer taxes, license and permit fees, recording expenses, surveys, intangible taxes, appraisal fees, Inspecting Architect fees, expenses of retaking possession upon default by Lessee hereunder or other costs of enforcement (including reasonable attorney's fees) and similar items.

8. LAWS, ORDINANCES AND ETC. - To comply promptly with any law, ordinance, order, rule or regulation of all authorities exercising jurisdiction over the Leased Premises or the
construction  thereon,  including  appropriate   supervising
boards of fire underwriters and similar agencies and the requirements of any insurer issuing coverage on the Project.

9. RIGHT OF LESSOR TO INSPECT LEASED PREMISES - Upon 48 hours notice, except in cases which Lessor reasonably deems to be an emergency, in which event upon reasonable notice under the circumstances, to permit Lessor and Title and their representatives and agents to enter upon the Leased Premises and to inspect the Improvements and all materials to be used
in   construction  thereof  and  to  cooperate   and   cause
Contractor to cooperate with Lessor or Title and their representatives and agents during such inspections, provided
that   such   is   accomplished  without  interrupting   the
construction process. Provided, further, however, that this provision shall not be deemed to impose upon Lessor or Title
any   duty  or  obligation  whatsoever  to  undertake   such
inspections, to correct any defects in the Improvements or to notify any person with respect thereto.

10. BOOKS AND RECORDS - To set up and maintain accurate and complete books, accounts and records pertaining to the Project including the working drawings in a manner reasonably acceptable to Lessor. The Lessor, Title and Inspecting Architect shall have the right at all reasonable times and upon reasonable prior notice to inspect, examine and copy all books and records of Lessee relating to the Project, and to enter and have free access to the Leased
Premises and Improvements and to inspect all work done, labor performed and material furnished in or about the Project, provided that such is accomplished without interrupting the construction process. Notwithstanding the foregoing, Lessee shall be responsible for making inspections as to the Improvements during the course of construction and shall determine to its own satisfaction that the work done or materials supplied by the Contractors and all Subcontractors has been properly supplied or done in accordance with the applicable contracts. Lessee will hold Lessor and Title harmless from and Lessor and Title shall have and have no liability or obligation of any kind to Lessee or creditors of Lessee in connection with any defective, improper or inadequate workmanship or materials brought in or related to the Improvements or the Leased Premises, or any mechanic's liens arising as a result of such workmanship or materials. Upon Lessor's request, Lessee shall replace or cause to be replaced any such work or material found to be materially deficient by the Project Architect or Independent Architect. Lessor shall cooperate with Lessee in obtaining any rights under any applicable warranties to accomplish such work. Any inspections made by Inspecting Architect, Title or Lessor are for the sole benefit of Lessor and neither Lessee nor any creditor, tenant or vendee of Lessee shall be entitled to rely on such inspection. Lessee shall obtain for Lessor coincident rights to rely upon any warranties obtain by Lessee from its Contractors or subcontractors.

11.CORRECTION OF DEFECTS - To promptly correct any structural defects in the Improvements or any material departure from the Plans and Specifications not previously approved by
Lessor.   The advance of any Development Financing  proceeds
shall not constitute a waiver of Lessor's right to require compliance with this covenant.

12.SIGN REGARDING DEVELOPMENT FINANCING - To allow Lessor to erect and maintain at a suitable site on the Leased Premises, at a location to be chosen by Lessee in its reasonable discretion, a sign indicating that Development Financing is being provided by Lessor, to the extent permitted by law or private covenant, condition, or agreement affecting the Project.

13.ADDITIONAL DOCUMENTS - To furnish to Lessor all instruments, documents, initial surveys, footing or foundation surveys,
if   conducted,   certificates,  plans  and  specifications,
appraisals, financial statements, title and other insurance reports and agreements and each and every other document and instrument required to be furnished by the terms hereof, all at Lessee's expense; to assign and deliver to Lessor such documents, instruments, assignments and other writings, and to do such other acts necessary or desirable to preserve and protect the Leased Premises, as Lessor may require; and to do and execute all and such further lawful and reasonable acts, conveyances and assurances for the carrying out of the intents and purposes of this Agreement, the Lease, or the Commitment, as Lessor shall reasonably require from time to time.

14.ARCHITECTS AND CONSTRUCTION CONTRACTS - To commit no default nor knowingly permit a default under the terms of the
Architects or Construction Contracts; To waive none nor knowingly permit a waiver of the obligations of the parties thereunder; To do no act which would relieve such parties from their obligations thereunder; To make no amendments to such contracts, without the prior written consent of Lessor;
To enter into no change orders or extras that cause a reallocation among budgeted line items, or that in the aggregate or singularly result in a net increase in excess of  10%  of  the  original contract amount without  Lessor's
prior   written  consent,  which  consent   shall   not   be
unreasonably withheld or delayed; provided, however, Lessor shall be given written notice and copies of all change orders; provided, further, however, with written notice to Lessor prior to any request for funds subsequent to any such change order or reallocation, the Lessee shall be allowed to enter into any change order or extra which is accounted for by use of any reallocation among line items or any remaining budgeted Contingency line item, or if the same has been exhausted, Lessee shall be allowed increases in the original contract amount without Lessor's consent if Lessee has, upon the execution of said change order, deposited with Lessor the amount by which such change order increases the total Construction Cost; To allow all such contracts to be subject to the approval of Lessor for its loan purposes; To allow Lessor to take advantage of all the rights and benefits of the contracts upon any default by Lessee; and to submit
evidence  to  Lessor  that  both  the  Architect   and   the
Contractors will permit Lessor to acquire Lessee's interest under their respective contracts and the Contract Documents without additional charge or fee should an event of default
occur   hereunder,  which  default  is  not   cured   within
applicable notice and cure periods.

15.ENFORCE PERFORMANCE OF SUB-CONTRACTS - To enforce, or cause to be enforced, the prompt performance of the Sub-Contracts in accordance with their terms and not to approve any changes in the same that in the aggregate or singularly result in a net increase in excess of 10% of the original General Contractor's contract amount without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, provided Lessee's right to enter into any such change order shall be on the same terms set forth in Section 14 above.

16.COMPLIANCE WITH RULES - To comply with, and to require the
Contractors   to   comply  with,  all  rules,   regulations,
ordinances and laws bearing on the conduct of the work on the Improvements, including the requirements of any insurer issuing coverage on the Project and the requirements of any applicable supervising boards of fire underwriters.

17.OPINIONS OF COUNSEL - To furnish such opinions of counsel as may be reasonably requested of the Lessee in connection with the matters contemplated by this Agreement.

18.SOIL TESTS - To provide the Lessor with a soil report prepared by an acceptable engineer certifying as to the status of the soil conditions on the Leased Premises, the need or lack of need for special pilings and foundations and that either any pilings and foundation necessary to support the Improvements have been placed in a manner and quantity sufficient to provide the required support or that no such pilings and foundations are necessary for the support and construction of the Improvements.

19.MARKETABLE TITLE - To execute and deliver or cause to be executed and delivered such instruments as may be required by the Lessor and Title to provide Lessor with a marketable, valid title to the Leased Premises subject only to such exceptions to title as may be reasonably approved by Lessor.

20.VIOLATIONS OF GOVERNMENTAL LAW, ORDINANCES OR REGULATIONS - Lessee will permit no violations nor commit the same, of any federal or state law or municipal ordinance or order or requirement of the State in which the Leased Premises are located or any municipal department or other governmental authority having jurisdiction affecting the Leased Premises, which violations in any way have a material adverse affect on the Leased Premises and which remain uncured after notice by such governmental authority or department (if notice is required) and the expiration of the time within which Lessee may cure such violation, or if no time limitation is specified, within a reasonable time after notice to cure such violation .

21.COMPLIANCE WITH ZONING ORDINANCES AND SIMILAR LAWS - The Plans and Specifications and construction pursuant thereto and the use of the Leased Premises contemplated thereby will comply with all governmental laws and regulations and requirements, zoning ordinances, standards, and regulations of all governmental bodies exercising jurisdiction over the Leased Premises, including environmental protection and equal employment regulations, and appropriate supervising boards of fire underwriters and similar agencies.

22.APPROVAL  OF  PLANS AND SPECIFICATIONS -  The  Plans  and
Specifications   will  conform  to  the   requirements   and
conditions set out by applicable law or any effective restrictive covenant, and to all governmental authorities which exercise jurisdiction over the Leased Premises or the construction thereon.

23. NOTICE OF COMMENCEMENT\FURNISHING - To provide Lessor prior to the initial request for a Disbursement, with a copy of the Notice of Commencement and any amendments thereto prepared in accordance with Ohio Statute and to be recorded with the County Recorder's Office where the Leased Premises are situate immediately following the recording of the
Memorandum  of  Lease between the parties  hereto.    Lessee
shall post and keep posted the Notice of Commencement and all amendments thereto in a conspicuous place on the Leased Premises during the course of construction of the Project. Lessee further represents and warrants to timely comply with all provisions of Ohio Statute respecting keeping the Leased Premises free of mechanic's liens and failure to do so shall be deemed an Event of Default as defined under the Net Lease Agreement and this Agreement. Lessee shall provide Lessor with a copy of each Notice of Furnishing (as defined in Ohio
Statute)   received   by  Lessee  during   the   course   of
construction of any Improvements on the Leased Premises.

                          ARTICLE VII
             CONDITIONS PRECEDENT TO A DISBURSEMENT

It shall be a condition precedent to each Disbursement under this Development Financing Agreement that:

1. DEVELOPMENT FINANCING DOCUMENTS - The Development Financing
Documents shall have been duly executed and delivered to Lessor and shall be in full force and effect.

2. LESSEE EQUITY - Lessee shall have paid all of the Lessee Equity funds into the Project before the first Disbursement (or any subsequent Disbursement if additional Lessee Equity should be required) and Lessee shall deliver evidence of such payment reasonably satisfactory to Lessor.

3. DEVELOPMENT FINANCING BALANCE - As of the date immediately prior to any Disbursement, the total amount of unadvanced proceeds of the Development Financing shall be sufficient, in the commercially reasonable opinion of Lessor (the opinion of Lessor being based upon affidavit of the General Contractor, the Project Architect, the Inspecting Architect, or other reliable licensed third party contractor) to complete the Improvements free of liens. To the extent the
total   of   the  unadvanced  proceeds  of  the  Development
Financing shall be insufficient, at any time, in Lessor's reasonable opinion, (based upon the affidavit as set forth
above)   to complete the Improvements, or be less  than  the
total Construction Costs not yet paid for or not yet incurred (including interest accruing for the remainder of the term or extensions thereof, if any), the Lessee shall immediately deposit with the Lessor or with Title, as additional Lessee Equity funds, an amount equal to such deficiency and such additional Lessee Equity funds shall be disbursed by LTIC-CDD prior to the Disbursement of any further advance or advances under this Agreement.

4. NO DEFAULT - No event of default, which remains uncured after the expiration of applicable cure periods, shall exist under this Agreement or the Development Financing Documents.

5. REPRESENTATIONS AND WARRANTIES - The representations and warranties in Article V hereof shall be true and correct on and as of the date of each Disbursement.

6. COVENANTS - Lessee shall have complied with all of the covenants made by it in Article VI hereof.

7. SWORN CONSTRUCTION STATEMENT - Prior to the initial disbursement hereunder, the Lessee shall have submitted to Lessor and Title a Construction Cost Statement or the Construction Contract (if such information is contained therein) sworn to by Lessee and Contractors reflecting all major Sub-Contractors or materialmen who shall then be engaged in furnishing labor, materials or supplies for the Improvements. The list should show the name of each and every Contractor, Sub-Contractor and materialman (or at least such entities or individuals whose contract is in excess of $5,000), its address and an estimate of the dollar value of the work, labor and materials to be done or supplied and a general statement of the nature of the work to be done or materials to be supplied by each Contractor. Thereafter, if such list should change or new subcontractors shall execute contracts not reflected on the above list, the Lessee shall furnish to the Lessor any amendments or additions to the original statement as so submitted.

8.  APPLICATION FOR PAYMENT - Lessor shall have received  an
Application for Payment pursuant to Article VIII hereof.

9. TITLE - Title shall issue its endorsement to the title policy dated the date of disbursement of the requested draw insuring the Lessor as fee owner under the policy in the aggregate amounts of all prior Disbursements and the requested Disbursement.

10.WORK IN PLACE - All work or materials for which a Disbursement is requested shall be in place and incorporated into the Improvements.

11. AMENDED NOTICE OF COMMENCEMENT - Lessee shall provide Lessor with any amended Notice of Commencement filed in accordance with Ohio Statue, and any Notice of Furnishing (as defined in Ohio Statute) received by Lessee during the course of construction of any Improvements on the Leased Premises.

                          ARTICLE VIII
   METHODS OF DISBURSEMENTS OF DEVELOPMENT FINANCING PROCEEDS

The Development Financing shall be disbursed (a "Disbursement") as follows:

1. PROCEDURE - Not more often than monthly, Lessee may submit an Application for Payment in the form attached hereto as Exhibit "C" requesting the Disbursement of proceeds under the Development Financing, which request shall be submitted to Lessor and to LTIC-CDD at least five (5) business days prior to the date on which a Disbursement is requested.
Provided   the  conditions  of  this  Development  Financing
Agreement are met on the date requested for such advance, Lessor shall advance to LTIC-CDD amounts certified to be
currently   payable  by  Lessee  (excluding  the   retainage
hereinafter specified) for the then incurred portion of Total Construction Costs pursuant to the Application for
Payment.   All costs shall have been approved in writing  by
the  Project Architect, Lessee, Contractor, and if  required
by  Lessor,  by  the  Inspecting  Architect.   All  interest
accruing need not be disbursed to LTIC-CDD, but may be immediately and automatically credited by Lessor to the Development Financing account. LTIC-CDD shall disburse all funds advanced to it by Lessor in accordance with the terms and provisions of this Agreement and any special escrow requirements imposed by LTIC-CDD as a condition to its acting as the disbursing agent hereunder. The disbursed proceeds of the Development Financing shall bear interest from and including the date of disbursement to LTIC-CDD or the date of credit by Lessor provided that in the event LTIC-CDD shall fail to disburse any advances within five (5) business days after the date set for an advance, LTIC-CDD shall return said advance to Lessor and interest on such advance shall abate from and after the date of such return. Any amounts disbursed to LTIC-CDD and returned by LTIC-CDD to the Lessor shall not be deemed to be advanced under the
Development  Financing  Documents.   Each  Application   for
Payment shall clearly set forth the amounts due to Lessee and to each Contractor out of the requested Development Financing and shall be accompanied by the following:

      a. A Draw Request Certificate in the form attached hereto as Exhibit "D" certifying that each contractor or materialman for which payment is requested in the relevant Application for Payment has satisfactorily completed the work or furnished the materials for which payment is requested in accordance with the applicable contract; that all work for which an Application for Payment is made substantially conforms to the Contract Documents and any approved changes, and is in place; and that sufficient funds remain of the undisbursed Development Financing proceeds to complete the Project and that all funds previously disbursed have been applied as per the previous Application for Payment.

      b. Waivers of Mechanics' Liens and Materialmen's Liens executed by all Contractors for all work done and all materials furnished to the Leased Premises and included in such current Application for Payment, or evidence reasonably required by Title to insure over the same by special specific endorsement, or such other releases of lien pursuant to bonding or otherwise to prevent such liens from attaching to the Leased Premises.

      c. Waivers of Mechanics' Liens and Materialmen's Liens executed by all Sub-Contractors and workmen and materialmen for all work done and all materials furnished to the Leased Premises and included in the immediately preceding Application for Payment, or evidence reasonably required by Title to insure over the same by special specific endorsement, or such other releases or lien pursuant to bonding or otherwise to prevent such liens from attaching to the Leased Premises.

      d. Such other supporting evidence, including invoices and receipts as may be requested by Lessor or LTIC-CDD to substantiate all payments which are to be made out of the Disbursement or to substantiate all payments then made in respect to the Project.

2. INTEREST ADVANCE - If interest has accrued on the Development Financing and is unpaid or fees are payable to the Lessor hereunder, Lessor shall be, and hereby is, authorized at any time to advance to itself from the proceeds of the Development Financing the total amount of such accrued interest and fees, whether or not an Application for Payment has been submitted by the Lessee and the same shall be deemed to be an advance of the proceeds of the Development Financing under this Agreement in the same manner and with the same effect as if advanced under the provisions above. It is understood Lessor may establish an automatic interest reserve whereby Lessor may withdraw from the Development Financing account on a regular basis the accrued interest on the Development Financing and credit the Development Financing balance with the same.

3. ASSESSMENT AND TAX ADVANCE - As taxes and assessments become due on the Leased Premises, Lessor shall be, and hereby is, authorized to advance to itself automatically from the proceeds of the Development Financing, the total amount of such taxes and assessments and the same shall be deemed to be an advance of the proceeds of the Development Financing under this Agreement in the same manner and with the same effect as if advances under the provisions above, if not previously paid before due pursuant to Lessee's obligations under the Lease.

4. DISBURSE UNDER DEVELOPMENT FINANCING DOCUMENT - All sums advanced and disbursed hereunder shall be disbursed under and shall be secured by the Development Financing Documents.

5. PAYMENTS TO SUBCONTRACTORS - In its reasonable discretion
LTIC-CDD may make payments directly to any subcontractor or materialman.

6. RETAINAGE - Each Disbursement shall be limited to an amount equal to ninety percent (90%) of the value, exclusive of Contractor's profit and overhead, of the materials and labor furnished to the Leased Premises and the balance (herein called the Retainage) shall be retained by Lessor, provided that thirty (30) days after completion by each subcontractor or materialman of his subcontract Lessor will disburse to such party, or to the Contractor on behalf of such party the Retainage withheld from said party, provided that as a condition to such disbursement the Lessee and Project Architect and the Inspecting Architect shall certify to Lessor the date that such Party's subcontract has been fully
and  satisfactorily  completed  and  the  subcontractor   or
materialmen shall have supplied Title with satisfactory final lien waivers, including final lien waivers for any of its submaterialmen or sub- contractors and the requirements of any bonding company issuing the Bonds shall have been
fulfilled.   Any  Retainage  due  the  Contractor  for  work
performed or materials furnished by the Contractor and the final balance of Contractor's profit and overhead shall be disbursed on the Final Disbursement Date pursuant to Article
IX  hereof.   Contractor's  profit  and  overhead  shall  be
disbursed based upon and in proportion to the percentage of completion of the Project, or amounts payable under the Construction Contract for work actually performed, whichever is less, as certified by the Project Architect.

                           ARTICLE IX
              FINAL DEVELOPMENT FINANCING BALANCE

Unless and until Lessor and Lessee have entered into a mutually satisfactory escrow holdback and undertaking agreement to, inter alia, complete the Improvements and otherwise satisfy the requirements of this Article IX, at no time and in no event shall Lessor be obligated to disburse the balance of the proceeds of the Development Financing, including any Retainage until the date the following have been satisfied (the "Final Disbursement Date"):

1. Lessor shall have received reasonably satisfactory evidence of the final completion of the Improvements in substantial accordance with the Contract Documents and the Certificate of Final Completion from the Project Architect accepted by the Contractor and Lessee.

2. Lessor shall have received satisfactory as-built surveys reflecting the final location of the Improvements as fully completed on the Leased Premises in accordance with the Contract Documents, said survey to be prepared by a registered or licensed surveyor bearing his registry number, certifying to Lessor as to the legal description of the Leased Premises and showing all Improvements located on the Leased Premises and indicating the street address of the Improvements, absence of any encroachments on the Leased Premises or from the Leased Premises onto adjacent land, showing all access points, and showing conformance to all set back requirements and delineating all utility easements that are specifically legally described, rights of way and other matters affecting the Leased Premises, and certifying as to the total acreage of the land, the exterior dimensions of the Improvements, and the number of parking spaces, if any, and such other matters as Lessor may reasonably request.

3. Lessor shall have received a requisite affidavit of the Lessee, Contractor and Project Architect, and approved by the Inspecting Architect certifying as to the final cost of the Improvements.

4. Title shall have been furnished with such final lien waivers sufficient in the opinion of Title to dissolve any possible Mechanic's and Materialman's Liens affecting title to the Leased Premises or Lessee shall have provided a bond or
other   security  sufficient  to  remove  the  lien  as   an
encumbrance upon title to the Leased Premises and Title shall have issued its endorsements to the title policy increasing the insured coverage to the full amount of all sums disbursed under this Development Financing Agreement.

5. Lessor shall have received evidence that all of the terms, provisions and conditions on the part of the Lessee to be performed or caused to be performed hereunder and under the Lease, including but not limited to obtaining casualty insurance for the full insurable value of the Improvements, have been fulfilled to the satisfaction of Lessor.

6. Lessor shall have received a Final Certificate of Occupancy issued by the appropriate governmental authority covering the Improvements and a Certificate of Substantial Completion from the Project Architect indicating that the Improvements
as   built  comply  with  all  building  codes  and   zoning
ordinances, including any plat requirements or requirements of recorded operating covenants or agreements affecting the Leased Premises.

7. All remaining uncompleted "punch list" items shall have been satisfactorily completed.

8. The requirements of all bonding companies, if any, with respect to release of retainage shall have been met.

9. An amendment to the Lease shall be executed by Lessee and Lessor setting forth the date the first Lease Year shall end and the Rent for the balance of the first Lease Year, and evidencing the satisfaction and termination of this Agreement.






                           ARTICLE X
                       EVENTS OF DEFAULT

An "event of default" shall be deemed to have occurred hereunder and under the Lease, if:

1. DEFAULT UNDER DEVELOPMENT FINANCING DOCUMENTS - Any default or event of default occurs (which remains uncured after the expiration of any applicable cure period as may be set forth in any Development Financing Document) under any of the Development Financing Documents as defined therein; or

2. FAILURE TO COMPLETE CONSTRUCTION - Lessee shall fail for any
reason,  except  Lessor's  wrongful  refusal  to  fund   the
Development Financing pursuant to the terms hereof, to substantially complete the construction of the Improvements by the Completion Date; or

3. BREACH OF AGREEMENT - Lessee breaches or fails to perform, observe or meet any covenant or condition of this Agreement, provided, however, with respect to non-monetary defaults hereunder, Lessee shall have twenty days after notice from Lessor to cure such non-monetary default, or if such default (but for the payment of monies) cannot be cured within twenty days, such longer time as may be reasonably necessary to effect a cure if Lessee is diligently pursuing a course of conduct reasonably designed to cure the default.; or

4. BREACH OF WARRANTY - Any warranties made or agreed to be made in any of the Development Financing Documents or this Agreement shall be breached by Lessee or shall prove to be false or misleading, and the same shall not be cured or made to be true and correct within the applicable cure periods; or

5. FILING OF LIENS AGAINST THE LEASED PREMISES - Any lien for labor, material, taxes or otherwise shall be filed against the Leased Premises and such lien shall not be promptly paid, released, contested in an appropriate forum, or bonded over to Lessor's reasonable satisfaction before the lien shall materially adversely affect Lessor's interest in the Premises; or

6. LITIGATION AGAINST LESSEE - Any suit shall be filed against Lessee, and is not resolved within 120 days and, which if adversely determined, could substantially impair the ability of Lessee to perform each and every one of its obligations under and by virtue of the Development Financing Documents; or

7. LEVY UPON THE LEASED PREMISES - A levy be made under any process on the Leased Premises and such levy shall not be promptly Bonded over prior to the execution of such levy; or

8. TRANSFER OF LEASED PREMISES - Lessee shall without the prior written consent of Lessor, voluntarily or by operation of law, sell, transfer, convey or encumber all or any part of its interest in the Leased Premises or in any of the personalty located thereon, or used or intended to be used in connection therewith; or

9. ABANDONMENT - Lessee abandons the project or delays or ceases work thereon for a period of fifteen consecutive (l5) days, or delays construction or suffers construction to be delayed for any period of time for any reason whatsoever so that completion of Improvements cannot be accomplished in the judgment of Lessor on or before the Completion Date, subject to force majeure; or

10.BANKRUPTCY - Lessee shall make an assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy or shall be adjudicated a bankrupt or insolvent
or   shall  file  a  petition  seeking  any  reorganization,
dissolution,    liquidation,    arrangement,    composition,
readjustment, or similar relief under any present or future bankruptcy or insolvency statute, law or regulation, or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in any such proceedings, or shall not have the same dismissed or vacated, or shall seek or consent or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of its properties, or shall not after the appointment without the consent or acquiescence of it of a trustee, receiver, or liquidator of any material part of its properties have such receiver, liquidator or appointment vacated; or

11.EXECUTION LEVY - Execution shall have been levied against the Leased Premises or any lien creditors commence suit to enforce a judgment lien against the Leased Premises or such action or suit shall have been brought and shall not be immediately bonded over and shall continue unstayed and in effect for a period of more than 120 consecutive days; or

12.ATTACHMENT - Any part of the Lessor's commitment to make the advances hereunder shall at any time be subject or liable to attachment or levy at the suit of any creditor of the Lessee or at the suit of any subcontractor or creditor of the Contractor and shall remain unstayed prior to the time Lessor shall be obligated to comply with the same.


                           ARTICLE XI
                       REMEDIES OF LESSOR

Lessee hereby agrees that the occurrence of any one or more of the events of default set out in Article X hereof, shall also constitute an event of default under each of the Development Financing documents, thereby entitling Lessor, after the expiration of any applicable cure period, at its option, to proceed to exercise any or all of the following remedies:

1. EXERCISE OF REMEDIES - To exercise any of the various remedies provided in any of the Development Financing
Documents, including the acceleration of the Put described in Articles XIV hereof;

2. CUMULATIVE RIGHTS - Cumulatively to exercise all other rights, options and privileges provided by law;

3. CEASE MAKING ADVANCES - To refrain from making any advances under this Agreement but Lessor may make advances after the happening of any such event without thereby waiving the right to refrain from making other further advances or to exercise any of the other rights Lessor may have.

4.  RIGHTS TO ENTER - To require Lessee to vacate the Leased
Premises and permit Lessor (whether prior to the exercise of the Put or during any period prior to the closing of the sale pursuant to the Put;

   (a)  To enter into possession;

       (b)                   To  perform  or  cause  to   be
performed  any and all work and labor necessary to  complete
the   Improvements  in  accordance  with   the   Plans   and
Specifications;

    (c)   To employ security watchmen to protect the  Leased
Premises; and

      (d) To disburse that portion of the Development Financing Proceeds not previously disbursed (including any Retainage) to the extent necessary to complete the construction of the Improvements in accordance with the Contract Documents and if the completion requires a larger sum than the remaining undisbursed portion of the Development Financing, to disburse such additional funds, all of which funds so disbursed by Lessor shall be deemed to have been disbursed to Lessee. For this purpose, Lessee hereby consents upon an uncured default by Lessee after the expiration of any applicable notice and cure period, to the Lessor taking the following actions, or not, in Lessor's reasonable discretion: to complete the construction of the Improvements in the name of the Lessee, and hereby empowers Lessor to take all actions necessary in connection therewith including but not limited to using any funds of Lessee including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the said portion of the Improvements in the manner called for by the Contract Documents; to make such additions and changes and corrections in the Contract Documents which shall be necessary or desirable to complete the said portion of the Improvements in substantially the manner contemplated by the Contract Documents; to employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for said purposes; to pay, settle or compromise all existing or future bills and claims which are or may be liens against said Leased Premises, or may be necessary or desirable for the completion of the said portion of the Improvements or the clearance of title to the Leased Premises; to execute all applications and certificates in the name of Lessee which may be required by any construction contract and to do any and every act with respect to the construction of the said portion of the Improvements which Lessee may do in its own behalf. Lessor shall also have power to prosecute and defend all actions and proceedings in connection with the construction of the said portion of the Improvements and to take such action and require such performance as it deems necessary. In accordance therewith, Lessee hereby assigns and quitclaims unto Lessor all sums to be advanced hereunder including Retainage. Any funds so disbursed or fees or charges so incurred shall be included in any amount necessary for the Lessee to pay pursuant to the Put.

      (e)                   To  discontinue making  advances
hereunder   to   the   Lessee  and  to  terminate   Lessor's
obligations under this Agreement.

5. RIGHTS NON CUMULATIVE - No right or remedy by this Agreement or by any Development Financing Document or instrument delivered by the Lessee pursuant hereto, conferred upon or reserved to the Lessor shall be or is intended to be exclusive of any other right or remedy and each and every right and remedy shall be cumulative and in addition to any other right or remedy or now or hereafter arising at a law or in equity or by statute. Except as Lessor may hereafter otherwise agree in writing, no waiver by Lessor or any breach by or default of Lessee of any of its obligations, agreements, or covenants under this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other obligation, agreement or covenant, nor shall any forbearance by Lessor to seek a remedy for such breach be deemed a waiver of its rights and remedies with respect to such a breach, nor shall Lessor be deemed to have waived any of its rights and remedies unless it be in writing and executed with the same formality as this Agreement.

6. EXPENSES - The Development Financing and this Agreement and the performance by the Lessor or Lessee of their obligations hereunder shall be without cost and expense to the Lessor, all of which costs and expenses the Lessee agrees to pay and hold Lessor harmless of and payment of which shall be
secured    by    the   Development   Financing    Documents.
Specifically, Lessee agrees to pay all title charges, surveyor's fees, appraisals, loan fees and attorney's fees and costs and the like incurred in connection with this Agreement.

                          ARTICLE XII
              GENERAL CONDITIONS AND MISCELLANEOUS

The following conditions shall be applicable throughout the term of this Agreement:

1. RIGHTS OF THIRD PARTIES - All conditions of the obligations of Lessor hereunder, including the obligation to make disbursements are imposed solely and exclusively for the benefit of Lessee, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lessor will refuse to make advances in the absence of strict compliance with any or all thereof, and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lessor at any time if in its sole discretion it deems it desirable to do so. In particular, Lessor makes no representations and assumes no duties or obligations as to third parties concerning the quality of
the   construction  of  the  Improvements  or  the   absence
therefrom of defects. In this connection, Lessee agrees to and shall indemnify Lessor from any liability, claims or losses resulting from the disbursement of the Development Financing proceeds or from the condition of the Leased Premises whether related to the quality of construction or otherwise and whether arising during or after the term of the Development Financing made by Lessor to Lessee in connection therewith, except for Lessor's gross negligence or willful misconduct. This provision shall survive the termination of this Agreement and shall continue in full force and effect so long as the possibility of any such liability, claims or losses exists.

2. EVIDENCE OF SATISFACTION OF CONDITIONS - Any condition of this Agreement which requires the submission of evidence of the existence or non- existence of a specified fact or facts implies as a condition the existence or non- existence, as the case may be, of such fact or facts, and Lessor shall, at all times, be free independently to establish to its reasonable satisfaction such existence or non-existence.

3.  ASSIGNMENT  -  Lessee  may not assign  this  Development
Financing Agreement or any of its rights or obligations hereunder without the prior written consent of Lessor.

4. SUCCESSORS AND ASSIGNS - Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of the Lessee or by or on behalf of the Lessor shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

5. HEADINGS - The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

6. INVALID PROVISIONS TO AFFECT NO OTHERS - If fulfillment of any provision hereof, or any transaction related thereto at the time performance of any such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and such clause or provision shall be deemed invalid as though not herein contained, and the remainder of this Agreement shall remain operative in full force and effect.

7. NUMBER AND GENDER - Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

8. AMENDMENTS - Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against
whom  enforcement  of  the  change,  waiver,  discharge   or
termination is sought.

9. NOTICES - Any notice which any party hereto may desire or may be required to give to any of the parties shall be in writing and the mailing thereof by certified mail, or equivalent, to the respective parties' addresses set forth hereinabove or to such other place such party may by notice in writing designate as its address shall constitute service of notice hereunder.

10.GOVERNING LAW - This Development Financing Agreement is made and executed pursuant to and is intended to be governed by the laws of the State where the Leased Premises are located.

11. FORCE MAJEURE - Anything in this Agreement to the contrary notwithstanding, Lessee shall not be deemed in default with respect to the performance of any of the terms, provisions, covenants, and conditions of this Agreement (except for the payment of all other monetary sums payable hereunder, to which the provisions of this Section shall not apply), if the same shall be due to any strike, lockout, civil
commotion,    warlike   operations,   invasion,   rebellion,
hostilities, sabotage, governmental regulations or controls, impracticability of obtaining any materials or labor (except due to the payment of monies), shortage or unavailability of a source of energy or utility service, Act of God, casualty,
adverse   weather  conditions,  or  any  cause  beyond   the
reasonable  control of Lessee (except due to the payment  of
monies).    Provided,  however,  in  order  to  invoke   the
extension of the Completion Date afforded by this section, Lessee shall notify Lessor in writing within five days of the occurrence of such force majeure, and in any event the Completion Date shall be extended as a result of such occurrence no more than reasonably necessary and in no event no more than 90 days.

                          ARTICLE XIII
  DAMAGE, DESTRUCTION, CONDEMNATION, USE OF INSURANCE PROCEEDS

   1. DAMAGE OR DESTRUCTION OF THE LEASED PREMISES. Lessee will give the Lessor prompt notice of any damage to or destruction of the Leased Premises and in case of loss covered by policies of insurance the Lessor (whether before or after the exercise of the Put if Lessee be in default hereof) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, that the Lessee may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $50,000.00. Any expense incurred by the Lessor in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Lessor) shall be reimbursed to the Lessor first out of any proceeds. The proceeds or any part thereof shall be applied to reduction of the Put Price, which Put may then be exercised by Lessor, without the application of any prepayment premium, or to the restoration or repair of the Leased Premises, the choice of application to be solely at the discretion of Lessor.

   2. CONDEMNATION. Lessee will give the Lessor prompt notice of any action, actual or threatened, in condemnation or eminent domain affecting the Leased Premises and hereby assigns, transfers, and sets over to the Lessor the entire proceeds of any award or claim for damages for all or any part of the Leased Premises taken or damaged under the power of eminent domain or condemnation, the Lessor being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper
receipts  and acquittances for such proceeds.   Lessee  will
not enter into any agreements with the condemning authority permitting or consenting to the taking of the Leased Premises unless prior written consent of Lessor is obtained. Any expenses incurred by the Lessor in intervening in such action or collecting such proceeds shall be reimbursed to the Lessor first out of the proceeds. The proceeds or any part thereof shall be applied to reduction of the Put Price, which Put may then be exercised by Lessor, without the application of any prepayment premium, or to the restoration or repair of the Leased Premises, the choice of application to be solely at the discretion of Lessor.

    3. DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Any restoration or repair shall be done under the supervision of an architect acceptable to Lessor and pursuant to plans and specifications approved by the Lessor. Subject to paragraph 4 below, in any case where Lessor may elect to apply the proceeds to repair or restoration or permit the Lessee to so apply the proceeds they shall be held by Lessor for such purposes and will from time to time be disbursed by Lessor to defray the costs of such restoration or repair under such safeguards and controls as Lessor may reasonably require to assure completion in accordance with the approved plans and specifications and free of liens or claims. Lessee shall on demand deposit with Lessor any sums necessary to make up any deficits between the actual cost of the work and the proceeds and provide such lien waivers and completion bonds as Lessor may reasonably require. Any surplus which may remain after payment of all costs of restoration or repair shall be applied against the rent then most remotely to be paid, whether due or not, without application of any prepayment premium or credit.

    4. LESSOR TO MAKE PROCEEDS AVAILABLE. In the event of insured damage to the improvements or in the event of a taking by condemnation of only a portion of the improvements or land area of the Leased Premises, and provided, the portion remaining can with restoration or repair continue to be operated for the purposes utilized immediately prior to such damage or taking, and if the appraised value of the Leased Premises after such restoration or repair shall not have been reduced, and provided further, no event of default exists under this Agreement after the expiration of any applicable cure periods and Lessee is diligently pursuing a course of conduct reasonably designed to cure such default, and the Lessee certified to Lessor their intention to remain in possession of the Leased Premises without any abatement or adjustment of rental payments, the Lessor agrees to make the proceeds available to the restoration or repair of the improvements on the Leased Premises in accordance with the provisions of paragraph 3 hereof.

                          ARTICLE XIV
                   MANDATORY PUT UPON DEFAULT

    Should Lessee commit an event of Default under this Agreement or any Development Financing Document (after the expiration of any applicable notice and cure period) ("Uncured Default"), Lessor shall have the following rights:

    Upon  an  Uncured Default, or damage or  destruction  or
condemnation of the Leased Premises not addressed by paragraph XIII (4), if Lessor elects to exercise the following option, Lessee shall purchase the Leased Premises from Lessor subject to the following terms and conditions:

                            A.  The purchase price at  which
     Lessor shall sell the Leased Premises to Lessee, shall be the total amount of Initial Disbursed Funds disbursed by Lessor to acquire the Leased Premises at the Closing Date (as defined in the Commitment), plus the total amount of funds disbursed pursuant to this Agreement, plus all accrued interest and incurred expenses of Lessor fundable pursuant to this Agreement, plus all reasonable costs of collection and enforcement of the terms hereof.

                            B.  At such time as Lessor shall
     elect to sell the Leased Premises, Lessor shall give Lessee written notice of its intent to exercise its option to sell the Leased Premises to Lessee, including in such notice Lessor's calculation of the Purchase Price through the actual closing of the sale of the Leased Premises to Lessee pursuant to the terms hereof (the "Sale Date"), which shall be sixty days from such notice by Lessor. Lessee shall on or before the Sale Date deliver the purchase price as set forth in subparagraph (A) of this Article to Lessor. Upon such delivery, which shall be preceded by ten (10) days notice to Lessor, Lessor shall deliver to Lessee a warranty deed and appropriate affidavits evidencing that Lessor transfers the Leased Premises to Lessee subject to restrictions, easements or other encumbrances upon title existing as of the date of delivery, if any, except to the extent, if any, placed of record or caused by Lessor. The purchase price to be paid to Lessor shall be a net amount. All expenses in connection with the transfer of the Leased Premises, including, but not limited to appraisal fees, title insurance, recording fees, documentary stamps, conveyance tax, title evidence, and all other closing costs, shall be paid by the Lessee. The purchase price shall be paid by Lessee in cash to Lessor concurrently with the conveyance of the Leased Premises by the Lessor to the Lessee. If Lessor elects to sell the Leased Premises to Lessee pursuant to the terms hereof, the Leased Premises shall be conveyed by the Lessor to the Lessee "As Is".

   If Lessee shall fail to pay the Purchase Price on or before the Sale Date, Lessor may terminate the Lease, and sell the
Leased  Premises to any third party purchaser.   Lessor  may
then send Lessee notice of the shortfall (the "Deficiency"), if any, between the amount of the net proceeds received by Lessor in such sale, and the total amount of Initial Disbursed Funds disbursed by Lessor to acquire the Parcel at the Closing Date (as defined in the Commitment), plus the total amount of funds disbursed pursuant to this Agreement, plus all accrued interest and incurred expenses of Lessor fundable pursuant to this Agreement, plus all reasonable costs of collection and enforcement of the terms hereof. Lessee shall immediately upon receipt of such notice of Deficiency remit the amount of the Deficiency in good funds to Lessor.

   Lessor's rights under this Mandatory Put shall expire on the Final Disbursement Date when the amendment to the Lease has been executed by all parties as set forth in Article IX hereof.

                           ARTICLE XV
          RENT, INTEREST, AND RENTAL MODIFICATION DATE

1. Rent shall be payable by Lessee and calculated as follows, on the funds advanced by Lessor on the Closing Date for the purchase of the land and related closing costs (the "Initial Disbursed Funds"): Rent shall accrue in the amount of $3,159.06 per month absent an uncured Default by Lessee; absent an uncured Default, accrued rent during the period of
construction  of  the  Improvements  prior  to  the   Rental
Modification  Date  shall  not be payable  until  the  Final
Disbursement  Date.    Upon  the occurrence  of  an  uncured
Default, all accrued rent shall be immediately due and payable.

   On the Rental Modification Date, if not otherwise in default hereunder, Lessee shall begin paying Rent by the first of each month (prorata for the balance of any partial month in which the Rental Modification Date occurs, payable with the first such adjusted Rent payable on the first day of the first full month following the Rental Modification Date) in
the  amount of  $3,781.30 per month out of pocket.   On  the
Final Disbursement Date, absent an Uncured Default, Rent shall be adjusted and documented by the lease amendment contemplated in Article IX hereof and paid to Lessor as described in Article F. of the Commitment.

   2. Disbursed proceeds of the Development Financing shall accrue interest at a rate of Eight and one-quarter percent (8.25%) per annum, which interest shall accrue unpaid unless advanced by Lessor to itself, or Lessee shall default hereunder, which default shall remain uncured after the
expiration  of  any  applicable  notice  and  cure   period.
However, one hundred and twenty days (120) from the date hereof, (the "Rental Modification Date"), Lessee shall begin making monthly payments of subsequently accruing interest at the rate of 9.875% per annum out of pocket ("Out of Pocket Invoiced Interest") within 5 days after invoice from Lessor.

    3. Upon the occurrence of an event of default which remains uncured after the expiration of applicable notice and cure periods, disbursed proceeds of the Development Financing shall accrue interest at a rate of Fifteen Percent (15.0%) per annum, or the highest rate allowed by law, whichever is less, and the rental rate on the Initial
Disbursed funds shall increase to Fifteen Percent (15.0%) per annum, or the highest rental rate allowed by law, whichever is less.

                          ARTICLE XVI
                     COUNTERPART EXECUTION

   Counterpart Execution. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

   IN WITNESS WHEREOF, Lessee and Lessor have hereunto caused these presents to be executed on the date first above written.

                               Tumbleweed, Inc., a  Delaware
     Corporation

        By:
        Its:

        By:
        Its:

   [Lessor's Signature appears on following page.]
   AEI INCOME & GROWTH FUND 23 LLC

        By: AEI Fund Management XXI, Inc.

        By: ____________________________________
              Robert P. Johnson, President










                          Exhibit B
                TUMBLEWEED, INC. KETTERING, OH

                      PROJECT COST BUDGET OCTOBER 27, 1999


LAND AND HARD COSTS:

Land Acquisition Cost                       $   450,000.00
Building/General Construction                   453,000.00
Sitework                                    $   175,000.00

Owner Vendors
  Landscaping                                    13,000.00
  Dimmer Panels                                   4,560.00
  Wains Coating/Trim                             13,185.00
  Electrical Panels                               6,200.00
  Air Balance                                     1,600.00
  Lighting                                        5,275.00
  HVAC                                           19,500.00
  Joists                                         13,230.00
Construction Contingency-10.0%                   78,205.00

SUBTOTAL HARD COSTS                         $ 1,232,755.00

Soft Costs:

Survey                                            2,500.00
Appraisal                                         3,500.00
Phase I Environmental                             2,500.00
Permits/TAP Fees                                  9,000.00
Architect/Engineering                            20,750.00
Title Insurance & Closing Costs                  10,000.00
Development Interest                             15,500.00
Attorney's Fees- AEI
   (Construction/Sale/Leaseback)                 10,000.00
Attorney's Fees-Borrower
   (Construction/Sale/Leaseback)                  2,500.00

AEI Sale/Leaseback Commitment Fee 2%             26,640.00
AEI Credit Report Fees (Promesa)                    500.00
AEI State Qualification Fees                      1,500.00
AEI Site Inspection Fee                           1,500.00

Tumbleweed Parcel Development Fee                12,636.00
AEI 1% Reimbursement                             13,320.00
Miscellaneous                                     4,899.00

SUBTOTAL SOFT COSTS                         $   139,245.00
TOTAL PROJECT COST                          $ 1,372,000.00



     Exhibit C to Development Financing Agreement

                    APPLICATION FOR PAYMENT

     Tumbleweed, Inc. ("Lessee") hereby requests a disbursement in the amount of______________________ ($____________________) pursuant to that certain Development Financing Agreement dated effective as of November _____, 1999 by and between Lessee and AEI Income & Growth Fund 23 LLC ("Lessor"). The amounts requested have been or will be used to pay the items identified on Exhibit "A" attached hereto and made a part hereof.

     After payment of the amounts requested herein, the balance of undisbursed Development Financing proceeds of $_____________________ will be sufficient to complete construction and pay all related project costs currently known and approved by Lessor. In the event of cost overruns which cannot be accounted for by re-allocation among line items, Lessee agrees to contribute the necessary equity to complete construction pursuant to Development Financing Agreement and Development Financing Disbursement Agreement.

     All representations and warranties made by the Lessee in the Development Financing Documents (as defined in the Development Financing Agreement) are true and correct as of the date hereof and Lessee is not in default of any of the provisions thereof.

     The total cost of the items for which Lessor is funding is estimated to be $1,372,000. To date, $______________(exclusive of this request) has been disbursed pursuant to the Development Financing Disbursing Agreement.

     Dated:______________________________

               Lessee:

                    Tumbleweed, Inc., a Delaware corporation


                    By:
                         Its:





Lessee

         Exhibit D-1 to Development Financing Agreement

                    DRAW REQUEST CERTIFICATE

     This Certificate made by Tumbleweed, Inc.("Lessee").

                            RECITALS

     WHEREAS, Lessee and AEI Income & Growth Fund 23 LLC ("Lessor") have entered into a Development Financing
Agreement dated effective as of November                   ,
1999 (the "Development Financing Agreement") pursuant to which Lessor agreed to make Development Financing Proceeds in the amount of $1,372,000 available to Lessee for the purpose of constructing a Tumbleweed Restaurant on certain real property described on Exhibit "A" attached to the Development Financing Agreement ("Project"); and

     WHEREAS,  Lessee  and Contractor have  entered  into  a
contract dated            , 1999, ("Construction Contract");
and

     WHEREAS, the Development Financing Agreement requires the submission to Escrowee and Lessor of this Certificate prior to the advancement of any loan proceeds under the Development Financing Agreement.

     NOW, THEREFORE, Lessee does hereby certify to Escrowee and Lessor as follows:


     1. This Draw Request for the period from ____________________________, 1999 to _____________________,
1999,    showing   work   completed    to    date    of    $
and requesting a current payment of $________________________ relates to costs incurred pursuant to the Construction Contract, and other line items, all as shown on the Development Financing Budget attached to the Development Financing Agreement, and are costs only pertaining to the Project and are included in the Development Financing Agreement.

     2. As of the date of this Draw Request, the balance remaining due for all costs under the Construction Contract, including retainage and approved change orders, to complete the Project after receipt of payments requested herein will be $________________.

     3. As of the date of this Draw Request, the remaining balance due on the Development Financing Agreement as set forth above is sufficient to complete the Project in accordance with the Plans and Specifications (as defined in the Development Financing Agreement) to the degree set forth by the Development Financing Agreement.

   4.   That all work covered by this Draw Request has  been
completed  in  accordance  with the  Construction  Contract,
Plans   and  Specifications,  and  any  amendments   thereto
approved by Lessor.

   5. That all work completed to date conforms to the Construction Contract, Plans and Specifications, and any amendments thereto approved by Lessor.

   6.    That  all  funds  previously  disbursed  for  costs
incurred  pursuant  to the Construction Contract  under  the
Development  Financing  Agreement  have  been   applied   as
provided in all previous Draw Request Certificates.

   7. That as of the date hereof, to the best of Lessee's knowledge after due inquiry, the Project complies with the requirements of all zoning and building laws, ordinances, regulations and permits; the requirements of all governmental agencies having jurisdiction over the Project; and there is no action or proceeding pending before any court or administrative agency with respect to such laws, ordinances, regulations and/or any certifications or permits issued thereunder.

   Dated this ______ day of ____________________, 1999.


Lessee:  Tumbleweed, Inc.

By:________________________

Its________________________


STATE OF                      )
                              )ss.
COUNTY OF                     )

   I,   _______________________________________________,   a
Notary public of the said State and County do hereby certify that _________________________________________ personally appeared before me this day and he is the ____________________________ of Tumbleweed, Inc., and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _______________________________, on behalf of said corporation.

   Witness my hand and official stamp or seal, this ______ day of _________________, 1999.

                                ____________________________
My commission expires:________    Notary Public




                     CONTRACTOR AND ARCHITECT

         Exhibit D-2 to Development Financing Agreement
                    DRAW REQUEST CERTIFICATE

     This  Certificate  made by           ,("Contractor"),
     AND          ("Architect").

                            RECITALS

     WHEREAS, Tumbleweed, Inc.. ("Lessee") and AEI Income & Growth Fund 23 LLC ("Lessor") have entered into a
Development Financing Agreement dated effective as of , 1999 (the "Development Financing Agreement") pursuant to which Lessor agreed to make Development Financing Proceeds in the amount of $1,372,000 available to Lessee for the purpose of constructing a Tumbleweed Restaurant on certain real property described on Exhibit "A" attached to the Development Financing Agreement ("Project"); and

     WHEREAS,  Lessee  and Contractor have  entered  into  a
contract dated            , 1999, ("Construction Contract");
and

     WHEREAS,  Lessee  and  Architect have  entered  into  a
contract  dated             , 1999, ("Architect  Contract");
and

     WHEREAS, the Development Financing Agreement requires the submission to Escrowee and Lessor of this Certificate prior to the advancement of any loan proceeds under the Development Financing Agreement.

     NOW, THEREFORE, Contractor and Architect do hereby certify to Escrowee and Lessor as follows:


     1. This Draw Request for the period from ____________________________, 1999 to _____________________,
1999,    showing   work   completed    to    date    of    $
and requesting a current payment of $________________________ relates to costs incurred pursuant to the Construction Contract, and are costs only pertaining to the Project.

     2. As of the date of this Draw Request, the balance remaining due for all costs under the Construction Contract, including retainage and approved change orders, to complete the Project after receipt of payments requested herein will be $________________.

     3. As of the date of this Draw Request, the remaining balance due on the Construction Contract as set forth above is sufficient to complete the Project in accordance with the Plans and Specifications (as defined in the Construction
Contract)  to  the  degree  set forth  by  the  Construction
Contract.

   4.   That all work covered by this Draw Request has  been
completed  in  accordance  with the  Construction  Contract,
Plans   and  Specifications,  and  any  amendments   thereto
approved by Lessor.

   5. That each subcontractor or materialmen for which payment is requested in this Draw Request has satisfactorily completed the work or furnished materials for which payment is requested in accordance with the Construction Contract.

    6. That all work completed to date conforms to the Construction Contract, Plans and Specifications, and any amendments thereto approved by Lessor.

   7.    That  all  funds  previously  disbursed  for  costs
incurred  pursuant  to the Construction Contract  have  been
applied   as   provided   in  all  previous   Draw   Request
Certificates.

   8.    That  as  of  the  date  hereof,  to  the  best  of
Contractor's and Architect's knowledge after due inquiry, the Project complies with the requirements of all zoning and building laws, ordinances, regulations and permits; the requirements of all governmental agencies having jurisdiction over the Project; and there is no action or proceeding pending before any court or administrative agency with respect to such laws, ordinances, regulations and/or any certifications or permits issued thereunder.

   Dated this ______ day of ____________________, 1999.

                                  CONTRACTOR:



                                  By:

                                     Its:



                                  ARCHITECT:



                                  By:

                                      Its:

STATE OF                      )
                              )ss.
COUNTY OF                     )

   I,   _______________________________________________,   a
Notary public of the said State and County do hereby certify that _________________________________________ personally
appeared    before   me   this   day   and   he    is    the
____________________________                              of
, a                  corporation, and that by authority duly
given  and  as  the  act of the corporation,  the  foregoing instrument was signed in its name by its _______________________________, on behalf of said corporation.

   Witness my hand and official stamp or seal, this ______ day of _________________, 1999.

                                  _____________________
My commission expires:________    Notary Public




STATE OF                          )
                              )ss.
COUNTY OF                         )
   I,   _______________________________________________,   a
Notary public of the said State and County do hereby certify that _________________________________________ personally
appeared    before   me   this   day   and   he    is    the
____________________________                              of
, a                  corporation, and that by authority duly
given  and  as  the  act of the corporation,  the  foregoing instrument was signed in its name by its _______________________________, on behalf of said corporation.

   Witness my hand and official stamp or seal, this ______ day of _________________, 1999.

                                  _________________________________________
My commission expires:________    Notary Public




                         EXHIBIT `H'

                           FORM OF

        DEVELOPMENT FINANCING DISBURSEMENT AGREEMENT


     DEVELOPMENT FINANCING DISBURSEMENT AGREEMENT

THIS AGREEMENT, made and entered into effective as of this day of November, 1999, by and among Tumbleweed, Inc. (hereinafter referred to as the "Lessee"), Lawyers Title Insurance Corporation - Construction Disbursement Department (hereinafter referred to as "LTIC-CDD" or "Title"), and AEI Income & Growth Fund 23 LLC, a Minnesota limited liability company, whose corporate Managing Member is AEI Fund Management XXI, Inc., a Minnesota corporation; whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter referred to as the "Lessor").

     WITNESSETH:

     WHEREAS, the Lessor and Lessee have entered into that certain Net Lease Agreement and that certain Development Financing Agreement of even date herewith (hereinafter referred to as the "Lease" or the "Development Financing Agreement") pursuant to which Lessor has agreed to make advances to the Lessee in the aggregate principal amount of up to and including $1,372,000 upon the terms and conditions therein set forth; and

     WHEREAS,  LTIC-CDD acknowledges receipt of an  executed
copy   of  the  Development  Financing  Agreement  for   the
reference purposes as specifically cross-referenced  herein;
and

     WHEREAS, the Lessor desires that LTIC-CDD disburse the advances made by the Lessor under the Development Financing
Agreement, and LTIC-CDD is willing to do so, on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the terms of the Lease and the Development Financing Agreement and other good and valuable consideration, the receipt and the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. For purposes of this Agreement, unless the context otherwise requires, all words used herein which are defined in the Development Financing Agreement shall have the same meaning as is given to them in the Development Financing Agreement.

     2.   At  the  request  of the Lessee, the  Lessor  will
          deposit   with   LTIC-CDD  from   time   to   time
          undisbursed proceeds of the Development Financing.

     3. LTIC-CDD is authorized and directed to disburse the funds deposited hereunder to:

          a. Pay costs of construction of the improvements to be erected on the above leased premises.

          b.   Obtain releases and satisfaction of liens and
               other  encumbrances,  if  any,  pursuant   to
               statements of amounts due which must be approved by the Lessor.

     4. The Inspecting Architect, if any, is to be selected by Lessor at Lessor's option and the General Contractor is to be a contractor selected by Lessee, licensed to do business in the state wherein the Leased Premises are located and selected by Lessee.

     5.   Prior   to   the  first  disbursement   of   funds
          hereunder, it is a requirement of this Agreement that LTIC-CDD be furnished:

          a. A sworn Lessee statement disclosing the various contracts entered into by the Lessee and setting forth the names (when under contract) of the contractors, their addresses, work or materials to be furnished, amounts of the contracts (if in excess of $5,000), amounts paid to date and balance due and the names of all parties who have lien rights on the Leased Premises pursuant to applicable Ohio Statute and copies of said notice;

          b. A sworn General Contractor's statement setting forth in detail all contractors and material suppliers with whom it has contracted to date for or in connection with the improvements to the Leased Premises, their addresses, work or materials to be furnished, amounts of the contracts (if in excess of $5,000), amounts paid to date, and balance due and the names of all parties who have lien rights on the Leased Premises pursuant to applicable Ohio Statute and copies of said notice;

          c. An approval by the Lessor for the purposes of loan disbursement of the General Contractor's statement and the Lessee's statement, which are provided at 5.a. and 5.b. above.

          d. Copies of the contracts with the Architect, General Contractor and any other construction contracts required by LTIC-CDD.

     6. Prior to each disbursement of funds hereunder, it is a requirement of this Agreement that LTIC-CDD be furnished:

          a.   An   Application  for  Payment  in  the  form
               attached   to   the   Development   Financing
               Agreement as Exhibit "C".


2. A Draw Request Certificate in the form attached to the Development Financing Agreement as Exhibit "D".

          c. Sufficient funds to cover the requested disbursements, and to pay for extras or change orders for which waivers have not been deposited and for which funds have not previously been deposited.

          d. Sufficient funds to cover unpaid title and escrow charges.

          e. Statements, waivers, affidavits, supporting waivers and releases of lien (if necessary) satisfactory to LTIC-CDD and Lessor.

          f.     Approval   of   Lessor  of   the   relevant
Application for Payment.

          g. Updated Sworn Lessee Statement as set forth in paragraph 5(a) above.

          h. Updated Sworn Contractors Statement as set forth in paragraph 5 (b) above.

     7. Not later than five (5) business days following receipt of the documents delivered to it pursuant to Paragraph 6, LTIC-CDD will orally notify the Lessor (i) whether the delivered documents are satisfactory to it and (ii) whether it has received lien waivers from all contractors who should have been paid by it from the proceeds of the disbursement made in response to the previous Application for Payment. If waivers are missing, LTIC-CDD will promptly advise Lessor and Lessee, in reasonable detail, of the deficiency or missing lien waivers, as the case may be. If such deficiency is corrected to the reasonable satisfaction of the Lessor, or if missing lien waivers are furnished to LTIC-CDD, or if the Lessor is initially notified by LTIC-CDD that the documents delivered to it are satisfactory and that such lien waivers have been delivered by it, the Lessor will (on the requested date of disbursement) transmit to LTIC-CDD the amount of the disbursement applied for in the relevant Application for Payment, less an amount sufficient to pay interest on the Note and fees of the Inspector/Architect, if any, which have accrued and are payable in connection with the relevant Application for Payment, by transfer of such funds to LTIC-CDD for deposit in LTIC-CDD's Account.

     8. Upon receiving the funds transmitted by Lessor pursuant to Paragraph 7, LTIC-CDD will pay the Lessee and\or Contractor directly the amount in the relevant Application for Payment under the terms and conditions described herein, or, if less because Lessee Equity is required to bring the Development financing into balance as set forth in the Development Financing Agreement, the amount approved by the Lessor. If direct disbursements are required by Lessor to the parties disclosed in the Application for Payment as being entitled to receive payment, a sworn statement from the Lessee and\or Contractor must be furnished disclosing all parties to be paid and the amount to be paid. Direct disbursements will be undertaken only the written direction to do so from Lessor. If, for any reason any of said funds on deposit in LTIC-CDD's account are not disbursed by LTIC-CDD by the close of business on the twelfth (12) business day following credit of funds to its accounts, (if not sooner requested to do so by Lessee) LTIC-CDD will forthwith remit to the Lessor, in immediately available funds, the amount of the funds in such account that were not so disbursed. LTIC-CDD shall not be liable to Lessor for interest on the funds deposited with it, except and to the extent that LTIC-CDD fails to remit to Lessor undisbursed funds deposited with it in accordance with this Paragraph 8, in which event interest shall be at the rate provided in the Note and shall be payable on demand.

     9. LTIC-CDD will keep and maintain, at all times, full, true and accurate books and records, in sufficient detail to reflect the disbursements made by it hereunder. The Lessor may during normal business hours, examine all books and records of LTIC-CDD pertaining to disbursements made by it hereunder and make extracts therefrom and copies thereof.

     10.  As   LTIC-CDD  makes  a  partial  disbursement  of
          Development Financing Proceeds hereunder, it will cause Title to furnish the Lessor the following:

               ALTA down-date endorsement and upon final advance, deletion of pending disbursement clause.

     11. Prior to the final disbursement of funds hereunder, it is a requirement of this Agreement that LTIC-CDD furnish to Lessor a Commitment for a ALTA Owner's Policy of Title Insurance prepared by LTIC-CDD (also referred to as "Title") subject to the usual terms, conditions and exceptions contained in that form of policy, exceptions approved by Lender and together with the coverages required by the Lessor.

     12. If at any time during the course of construction, the total of the unpaid disclosed cost of the construction as indicated by the column totals on the general contractor's sworn statement exceeds
          the   amount   of   the  undisbursed   Development
          Financing Proceeds, as calculated by subtracting the total amount of the liability taken on the
          endorsement   from   the  face   amount   of   the
          Development   Financing,   and   the   Development
          Financing   Balance  shall  be  insufficient,   in
          Lessor's  reasonable  opinion,  as  set  forth  in
          Article VII, paragraph 3, of the Development Financing Agreement, to complete the Project, LTIC-CDD need not make further disbursements under the terms of this Agreement until the Lessee has deposited the sum necessary to make the available funds equal to the unpaid disclosed cost of construction, or unless specifically directed to do so by Lessor. Also, if LTIC-CDD discovers a material misstatement in an affidavit furnished by the general contractor or the Lessee, it may stop
          disbursement  until  the  misstatement  has   been
          corrected.  No liability is assumed by LTIC-CDD to
          the   Lessee   as   regards   protection   against
          mechanic's lien claims.

     13. The functions and duties assumed by LTIC-CDD include only those described in this Agreement and LTIC-CDD is not obligated to act except in accordance with the terms and conditions of this Agreement. LTIC-CDD does not insure that the building will be completed, nor does it insure that the building when completed will be in accordance with the plans and specifications, nor that sufficient funds will be available for the completion, nor does it make the certifications of the Inspector/Architect its own, nor does it assume any liability for same other than procurement as one of the conditions precedent to each disbursement.

     14.  The  Lessee  shall  pay all reasonable  title  and
          escrow  charges  as  they are  determined.   These
          items   are  to  be  considered  as  a   cost   of
          construction for purposes of Paragraph 8.

     15. At any time prior to its commitment of disbursement of funds hereunder, LTIC-CDD reserves the right to decline any risk offered for insurance hereunder, whereupon it shall return to Lessor any documents in its possession relating to such loan and the funds received by it. Commencement of disbursement makes this Agreement effective as to all funds that are received and disbursed on the construction in question.

     16. Where, after first disbursement, a further title search reveals a subsequently arising exception over which Title is unwilling to insure, LTIC-CDD will notify Lessor and may discontinue disbursement until the exception has been disposed of to its reasonable satisfaction.

     17. LTIC-CDD has no liability for loss caused by an error in the certification furnished it hereunder as to work in place.

     18. LTIC-CDD shall not be responsible for any loss of documents or funds while such documents or funds are not in its custody. Documents or funds which are deposited in the United States mail shall not be construed as being in the custody of LTIC-CDD.

     19. This Agreement shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that LTIC-CDD may not assign its duties hereunder without the prior written consent of the Lessor and Lessee.

     20. This Agreement can be amended or modified only by a writing signed by the parties hereto.

     21. For the Final requisition of construction funds the Contractor, in addition to the requirement for the submission of a final Draw Request, shall furnish a Final Contractors Affidavit stating that all parties furnishing labor service or materials have been paid in full along with Final Waivers of Lien from all parties who have lien rights on the Leased Premises including the Contractor. If the fact be otherwise, the affidavit must show the name of each party who has not been paid in full and the amount due. Final Payment will then be made to the Lessee or to those parties submitting Final Waivers, when Final Waivers are submitted from the parties requesting payment set forth in the Final Affidavit and a Final Waiver of Lien is furnished by the Contractor or Sub-Contractor. If Final Waivers are not available, LTIC-CDD shall not disburse any funds until it receives joint directions in writing to fund from the Lessee and Lessor as well as sufficient funds to make each disbursement.

     22. LTIC-CDD may satisfy its obligation hereunder as to any construction lien for which it may be liable due to its failure to follow the instructions herein by bonding off the claim of lien in accordance with applicable Ohio Statute.

     23. LTIC-CDD shall have no responsibility to a) inspect the construction site; b) for claims of liens not disclosed by the lessees or contractor statement; c) to see that the improvements are constructed in accordance with the plans and specifications, or that said improvements are constructed, or that sufficient funds are available for completion;

     24. The Lessee covenants and agrees to promptly secure the necessary recordable lien release or transfer any construction lien filed on the Property to surety or cash bond as further provided by Ohio Statutes as same relates to construction liens.

     25. In consideration of, among other things, LTIC-CDD entering into this Agreement, Lessee indemnifies and saves LTIC-CDD harmless from any and all losses, costs, damages, expenses and liabilities, including attorneys fees, which may incur under this agreement, arising from any construction liens or from the breach of any warranty or covenant made to LTIC-CDD by Lessee, or any person claiming by, through, or under it.

     26. Nothing contained in this Agreement shall in any way limit or diminish the obligations of the Lessee or Contractor nor the rights of the Lessor as may be contained in any Development Financing Agreement between the parties.

     27. LTIC-CDD has no responsibility for determining whether Lessee or Contractor is in compliance with the terms of any Agreement with the Lessor, nor shall LTIC-CDD be responsible for the failure of either party to perform under such agreement. The funding of any Development Financing Proceeds to LTIC-CDD shall be deemed Lessor's direction to LTIC-CDD to Disburse.

     28. Prior to the actual disbursement of funds by LTIC-CDD, pursuant to this Agreement, LTIC-CDD will make a record title search. If any intervening recorded instruments appear of record, LTIC-CDD will advise Lessor and Lessee of the same. No disbursements will be made until the matter is removed from the record or until LTIC-CDD shall
          receive  from  the  Lessor  written  approval   to
          disburse and to reflect the instruments or instrument in the endorsement to be issued.

     29. LTIC-CDD will execute this Agreement only upon the condition that the Deed conveying title to Lessor will be recorded prior to the recording of a Notice of Commencement under Ohio Statute.

     30.  Counterpart  Execution.   This  Agreement  may  be
          executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.


               TUMBLEWEED, INC., a Delaware corporation

               By:
                    Its:


               By
                    Its




  [Remainder of page intentionally left blank - additional
               signatures on following pages]


               LAWYERS TITLE INSURANCE CORPORATION-
               CONSTRUCTION DISBURSEMENT DEPARTMENT

               By
                    Its



  [Remainder of page intentionally left blank - additional
                signatures on following page]



     AEI INCOME & GROWTH FUND 23 LLC

     By:  AEI Fund Management XXI, Inc.

          By: ____________________________________
                    Robert P. Johnson, President









                         EXHIBIT "I"

                           FORM OF

                     NET LEASE AGREEMENT












                      NET LEASE AGREEMENT


      THIS LEASE, made and entered into effective as of the day of November, 1999, by and among AEI Income & Growth Fund 23 LLC, a Minnesota limited liability company whose corporate Managing Member is AEI Fund Management XXI, Inc., a Minnesota corporation ("Fund 23"), whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter referred to as "Lessor"), and Tumbleweed, Inc., a Delaware corporation (hereinafter referred to as "Lessee"), whose principal business address is 1900 Mellwood Avenue, Louisville, Kentucky;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Kettering, Ohio, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

      WHEREAS, Lessee will be constructing the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee desires to lease said real property and
Building   (said  real  property  and  Building  hereinafter
referred to as the "Leased Premises"), from Lessor upon the terms and conditions hereinafter provided;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, Lessor does hereby grant, demise, lease, and let unto Lessee, and Lessee does hereby take and hire from Lessor and does hereby covenant, promise, and agree as follows:

ARTICLE 1.     LEASED PREMISES

      Lessor hereby leases to Lessee, and Lessee leases and takes from Lessor, the Leased Premises subject to the conditions of this Lease.

ARTICLE 2.     TERM

      (A)   The term of this Lease ("Term") shall be Fifteen
(15) consecutive "Lease Years", as hereinafter defined, commencing on the effective date hereof ("Occupancy Date"), plus the period between the date hereof and the end of the month in which the First Amendment hereto is executed as contemplated under the Development Financing Agreement described in Article 34 hereof .

      (B) The first "Lease Year" of the Term shall be for a period of twelve (l2) consecutive calendar months from the Occupancy Date, plus the period between the date hereof and the end of the month in which the First Amendment hereto is executed as contemplated under the Development Financing Agreement described in Article 34 hereof . Each Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.

     (C) The parties agree that once the Occupancy Date has been established, upon the request of either party, a short form or memorandum of this Lease will be executed for recording purposes. That short form or memorandum of this Lease will set forth the actual occupancy and termination dates of the Term and optional Renewal Terms, as defined in
Article 28 hereof, and the existence of any right of renewal, and that said right shall terminate when the Lessee shall lose right to possession or this Lease is terminated, whichever occurs first.

ARTICLE 3.  CONSTRUCTION OF IMPROVEMENTS

      (A) Lessee warrants and agrees that the Building will be constructed on the Leased Premises, and all other improvements to the land, including the parking lot, approaches, and service areas, will be constructed in all material respects by Lessee substantially in accordance with the plot, plans, and specifications heretofore submitted to Lessor.

      (B) Lessee warrants that the Building and all other improvements to the land contemplated do comply with the laws, ordinances, rules, and regulations of all state and local governments.

     (C) Lessee agrees to pay, if not already paid in full, for all architectural fees and actual construction costs relating to the Building and other related improvements on the Leased Premises, in the past, present or future, which shall include, but not be limited to, plans and specifications, general construction, carpentry, electrical, plumbing, heating, ventilating, air conditioning, decorating, equipment installation, outside lighting, curbing, landscaping, blacktopping, electrical sign hookup, conduit and wiring from building, fencing, and parking curbs, builder's risk insurance (naming Lessor, Lessee, and contractor as co-insured), and all construction bonds for improvements made by or at the direction of Lessee.

      (D) Opening for business in the Leased Premises by Lessee shall constitute an acceptance of the Leased Premises and an acknowledgment by Lessee that the premises are in the condition described under this Lease.

ARTICLE 4.  RENT PAYMENTS

      (A) Annual Rent Payable for the part of the first Lease Year until execution of the First Amendment hereto or adjusted as contemplated under the Development Financing
Agreement: Lessee shall pay to Lessor an annual Base Rent of $37,908.75, which amount shall be payable in advance on the first day of each month in equal monthly installments of $3,159.06 to Lessor Fund 23. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

                (B)   Annual Rent Payable beginning  in  the
          second and each Lease Year thereafter:

                          1.    In the second and each Lease
               Year thereafter, the annual Base Rent due and payable shall increase by an amount equal to the lesser of: a) Two Percent (2%) of the Base Rent payable for the immediately prior Lease Year, or b) A percentage equal to two times the "CPI-U Percentage Increase" of the Base Rent payable for the prior Lease Year.

                                "CPI-U"   shall   mean   the
               Consumer Price Index for All Urban Consumers, (all items), published by the United States Department of Labor, Bureau of Labor Statistics (BLS) (1982-84 equal 100), U.S. Cities Average, or, in the event said index ceases to be published, by any successor index recommended as a substitute therefor by the United States Government or a comparable, nonpartisan substitute reasonably designated by Lessor. If the BLS changes the base reference period for the Price Index from 1982-84=100, the CPI-U Percentage Increase shall be determined with the use of such
               conversion  formula  or  table  as   may   be
               published by the BLS.

                               The  term  "CPI-U  Percentage
               Increase" shall mean the percentage increase in the CPI-U determined by reference to the increase, if any, in the latest monthly CPI-U issued prior to the first day of the Lease Year for which Base Rent is being increased, over the CPI-U issued for the same month in the year prior (e.g., the January CPI-U for the year 2000 over the January CPI-U for the year 1999.) Said month's CPI-U shall be used even though that CPI-U will not be for the month in which the renewal term commences. In no event shall the CPI-U Percentage Increase be less than zero.

     (C)  Overdue Payments.

      Lessee shall pay interest on all overdue payments of Rent or other monetary amounts due hereunder at the rate of fifteen percent (15%) per annum or the highest rate allowed by law, whichever is less, accruing from the expiration of the applicable notice and cure period after the date such Rent or other monetary amounts were properly due and payable.




ARTICLE 5. INSURANCE AND INDEMNITY

      (A) Lessee shall, throughout the Term or Renewal Terms, if any, of this Lease, at its own cost and expense, procure and maintain insurance which covers the Leased Premises and improvements against fire, wind, and storm damage (including flood insurance if the Leased Premises is in a federally designated flood prone area) and such other
risks   (including  earthquake  insurance,  if  the   Leased
Premises  is  located  in a federally designated  earthquake zone or in an ISO high risk earthquake zone) as may be included in the broadest form of all risk, extended coverage insurance as may, from time to time, be available in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies. In any event, the insurance shall not be less than one hundred percent (100%) of the then insurable value, with such commercially reasonable deductibles as Lessor may reasonably require from time to time. Additionally, replacement cost
endorsements,  vandalism  endorsement,  malicious   mischief
endorsement, waiver of subrogation endorsement, waiver of co-insurance or agreed amount endorsement (if available), and Building Ordinance Compliance endorsement and Rent loss endorsements (for a period of twelve months) must be obtained.

     (B) Lessee agrees to place and maintain throughout the Term or Renewal Terms, if any, of this Lease, at Lessee's own expense, public liability insurance with respect to Lessee's use and occupancy of said premises, including "Dram Shop" or liquor liability insurance, if the same shall be or become available in the State of Indiana, with initial limits of at least $2,000,000 per occurrence/$5,000,000 general aggregate (inclusive of umbrella coverage), or such additional amounts as Lessor shall reasonably require from time to time.

      (C) Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Lease, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf, following five (5) business days written notice to Lessee of Lessor's intent to do so (unless insurance then in place would during such period, or already has, lapsed, in which case no notice need be given) and Lessee may obtain such insurance during said five day period and not then be in default hereunder. If Lessor shall obtain such insurance, Lessee will then, within five (5) business days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest thereon at the lesser of 15% per annum or the highest rate allowable by law, which amount shall be considered Rent payable by Lessee in addition to the Rent defined at Article 4 hereof.

       (D) All policies of insurance provided for or contemplated by this Article can be under Lessee's blanket insurance coverage and shall name Lessor, Lessor's corporate managing members, and Robert P. Johnson, and Lessee as additional insured and loss payee, as their respective interests (as landlord and lessee, respectively) may appear, and shall provide that the policies cannot be canceled, terminated, changed, or modified without thirty (30) days written notice to the parties. In addition, all of such policies shall be in place on or before the Occupancy Date and contain endorsements by the respective insurance companies waiving all rights of subrogation, if any, against Lessor. All insurance companies providing coverages must be rated "A" or better by Best's Key Rating Guide (the most current edition), or similar quality under a successor guide if Best's Key Rating shall cease to be published. Lessee shall maintain legible copies of any and all policies and endorsements required herein, to be made available for Lessor's review and photocopy upon Lessor's reasonable request from time to time. On the Occupancy Date and no less than fifteen (15) business days prior to expiration of such policies, Lessee shall provide Lessor with legible copies  of  any  and all renewal Certificates  of  Insurance reflecting the above terms of the Policies (including endorsements). Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $25,000 without Lessor's prior written consent, such consent not to be unreasonably withheld or delayed. Lessor shall consent to any settlement of an insurance claim wherein Lessee shall confirm in writing with evidence reasonably satisfactory to Lessor that Lessee has sufficient funds available to complete the rebuilding of the Premises.

      (E) Lessee shall defend, indemnify, and hold Lessor harmless against any and all claims, damages, and lawsuits arising after the Occupancy Date of this Lease and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, unless such damage or injury results from the intentional misconduct or the gross negligence of Lessor and Lessee agrees to save Lessor harmless from, and indemnify Lessor against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or negligence of Lessee or any employee or agent of Lessee acting in such capacity. In addition, Lessee hereby releases Lessor from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, unless such fire or other casualty shall be brought about by the intentional misconduct or gross negligence of Lessor. In the event of any loss, damage, or injury caused by the joint negligence or willful misconduct of Lessor and Lessee, they shall be liable therefor in accordance with their respective degrees of fault.

      (F) Lessor hereby waives any and all rights that it may have to recover from Lessee damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessee; provided, however, that this waiver is limited to those losses for which Lessor is compensated by its insurers, if the insurance required by this Lease is maintained. Lessee hereby waives any and all right that it may have to recover from Lessor damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessor; provided, however, that this waiver is limited to those losses for which Lessee is, or should be if the insurance required herein is maintained, compensated by its insurers.



ARTICLE 6.  TAXES, ASSESSMENTS AND UTILITIES

      (A) Lessee shall be liable and agrees to pay the charges for all public utility services rendered or furnished to the Leased Premises, including heat, water, gas, electricity, sewer, sewage treatment facilities and the like, all personal property taxes, real estate taxes, special assessments, and municipal or government charges, general, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, imposed, or assessed against the Leased Premises, or upon any improvements thereon, at any time after the Occupancy Date of this Lease for the period prior to the expiration of the term hereof, or any Renewal Term, if exercised.

       (B) Lessee shall pay all real estate taxes, assessments for public improvements or benefits, and other governmental impositions, duties, and charges of every kind and nature whatsoever which shall or may, during the term of this Lease, be charged, laid, levied, assessed, or imposed upon, or become a lien or liens upon the Leased Premises or any part thereof. Such payments shall be considered as Rent paid by Lessee in addition to the Rent defined at Article 4 hereof. If due to a change in the method of taxation, a franchise tax, Rent tax, or income or profit tax shall be levied against Lessor in substitution for or in lieu of any tax which would otherwise constitute a real estate tax, such tax shall be deemed a real estate tax for the purposes herein and shall be paid by Lessee; otherwise Lessee shall not be liable for any such tax levied against Lessor.

      (C) All real estate taxes, assessments for public improvements or benefits, water rates and charges, sewer rents, and other governmental impositions, duties, and charges which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Lessor and Lessee in accordance with the respective number of months during which each party shall be in possession of the Leased Premises (or through the expiration of the term hereof, if longer) in said respective tax years. Lessee shall pay within 60 days of the expiration of the term hereof Lessor's reasonable estimate of Lessee's pro-rata share of real estate taxes for the last tax year of the term hereof, based upon the last available tax bill. Lessor shall give Lessee notice of such estimated pro-rata real estate taxes no later than 75 days from the end of the term hereof. Upon receipt of the actual statement of real estate taxes for such prorated period, Lessor shall either refund to Lessee any over payment of the pro-rata Lessee obligation, or shall assess and Lessee shall pay promptly upon notice any remaining portion of the Lessee's pro-rata obligation for such real estate taxes.

      (D) Lessee shall have the right to contest or review by legal proceedings or in such other manner as may be legal (which, if instituted, shall be conducted solely at Lessee's own expense) any tax, assessment for public improvements or benefits, or other governmental imposition aforementioned, upon condition that, before instituting such proceeding Lessee shall pay (under protest) such tax or assessments for public improvements or benefits, or other governmental imposition, duties and charges aforementioned, unless such payment would act as a bar to such contest or interfere materially with the prosecution thereof and in such event Lessee shall post with Lessor alternative security reasonably satisfactory to Lessor. All such proceedings shall be begun as soon as reasonably possible after the imposition or assessment of any contested items and shall be prosecuted to final adjudication with reasonable dispatch. In the event of any reduction, cancellation, or discharge, Lessee shall pay the amount that shall be finally levied or assessed against the Leased Premises or adjudicated to be due and payable, and, if there shall be any refund payable by the governmental authority with respect thereto, if Lessee has paid the expense of Lessor in such proceedings, Lessee shall be entitled to receive and retain the refund, subject, however, to apportionment as provided during the first and last years of the term of this Lease.

      (E) Lessor, within sixty (60) days after notice to Lessee if Lessee fails to commence such proceedings, may, but shall not be obligated to, contest or review by legal proceedings, or in such other manner as may be legal, and at Lessor's own expense, any tax, assessments for public improvements and benefits, or other governmental imposition aforementioned, which shall not be contested or reviewed, as aforesaid, by Lessee, and unless Lessee shall promptly join with Lessor in such contest or review, Lessor shall be entitled to receive and retain any refund payable by the governmental authority with respect thereto.

      (F) Lessor shall not be required to join in any proceeding referred to in this Article, unless in Lessee's reasonable opinion, the provisions of any law, rule, or regulation at the time in effect shall require that such a proceeding be brought by and/or in the name of Lessor, in which event Lessor shall upon written request, join in such proceedings or permit the same to be brought in its name, all at no cost or expense to Lessor.

      (G) Within thirty (30) days after Lessor notifies Lessee in writing that Lessor has paid such amount, Lessee shall also pay to Lessor, as additional Rent, the amount of any sales tax, franchise tax, excise tax, on Rents imposed by the State where the Leased Premises are located. At Lessor's option, Lessee shall deposit with Lessor on the first day of each and every month during the term hereof, an amount equal to one-twelfth (1/12) of any estimated sales tax payable to the State in which the property is situated for Rent received by Lessor hereunder ("Deposit"). From time to time out of such Deposit Lessor will pay the sales tax to the State in which the property is situated as required by law. In the event the Deposit on hand shall not be sufficient to pay said tax when the same shall become due from time to time, or the prior payments shall be less than the current estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such Deposit shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure such default, in such order and manner as Lessor may elect.

ARTICLE  7.      PROHIBITION ON ASSIGNMENTS AND  SUBLETTING;
TAKE-BACK
          RIGHTS

      (A) Except as otherwise expressly provided in this Article, Lessee shall not, without obtaining the prior written consent of Lessor, in each instance:

                          1.    assign or otherwise transfer
               this Lease, or any part of Lessee's right, title or interest therein, except in the event the Lease is assigned by Tumbleweed to its successor entity in the event of either an Initial Public Offering or Direct Public Offering of Lessee or to any other entity controlled by or under common control with Lessee or such successor of Lessee; or

                          2.   sublet all or any part of the
               Leased Premises or allow all or any part of the Leased Premises to be used or occupied by any other Persons (herein defined as a Party other than Lessee, be it a corporation, a partnership, an individual or other entity); or

                          3.   mortgage, pledge or otherwise
               encumber this Lease, or the Leased Premises.

     (B)  For the purposes of this Article:

                         1.   the transfer of voting control
               of   any  class  of  capital  stock  of   any
               corporate Lessee or sublessee, or the transfer of voting control of the total interest in any other person which is a Lessee or sublessee, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be;

                          2.    an  agreement by  any  other
               Person,  directly  or indirectly,  to  assume
               Lessee's obligations under this Lease shall be deemed an assignment;

                          3.    any  Person to whom Lessee's
               interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article;

                          4.    each  material modification,
               amendment or extension or any sublease to which Lessor has previously consented shall be deemed a new sublease;

      Lessee agrees to furnish to Lessor within five (5) business days following demand at any time such information and assurances as Lessor may reasonably request that neither Lessee, nor any previously permitted sublessee or assignee, has violated the provisions of this Article.

     (C) Except as permitted under Section (A)(1) above, if Lessee agrees to assign this Lease or to sublet all or any portion of the Leased Premises, Lessee shall, prior to the effective date thereof (the "Effective Date"), deliver to Lessor executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or sublessee, as applicable. If Lessee shall fail to do so, and shall have surrendered possession of the Leased Premises in violation of its duty of prior notice and failed to obtain Lessor's prior consent (if and where required herein), and, if in such event, Lessor in its sole discretion (except as otherwise specifically limited herein) shall not consent to a proposed sublease or assignment,
Lessor shall then have all of the following rights (in addition to any rights Lessor may possess occasioned by
Lessee's default hereunder), any of which Lessor may exercise by written notice to Lessee given within thirty
(30)   days   after   Lessor  receives  the   aforementioned
documents:

                          1.    with  respect to a  proposed
               assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the Expiration Date of this Lease;

                          2.    with  respect to a  proposed
               subletting of the entire Leased Premises, the right to terminate this Lease on the Effective Date as if it were the Expiration Date; or

                          3.    with  respect to a  proposed
               subletting of less than the entire Leased Premises, the right to terminate this Lease as to the portion of the Leased Premises affected by such subletting on the Effective Date, as if it were the Expiration Date, in which case Lessee shall promptly execute and deliver to Lessor an appropriate modification of this Lease in form satisfactory to Lessor in all respects.

                          4.    with  respect to a  proposed
               subletting or proposed assignment of this Lease, impose such conditions upon Lessor's consent as Lessor shall determine in its sole discretion.

      (D)   If  Lessor  exercises any of its  options  under
Article 7(C) above, (and if Lessor shall impose conditions upon its consent and Lessee shall fail to meet any conditions Lessor may impose upon its consent), Lessor may then lease the Leased Premises or any portion thereof to Lessee's proposed assignee or sublessee, as the case may be, without liability whatsoever to Lessee.

      (E) Notwithstanding anything above to the contrary, Lessor agrees to consent to any assignment or sublease all or any portion of the Lessee's interests herein to a franchisee or licensee in good standing of Tumbleweed, Inc., for the Tumbleweed restaurant concept, provided Lessor is given prior written notice of such sublease or assignment, accompanied by a copy of such sublease or assignment, and the consents of Lessee (such consent to be in form and substance satisfactory to Lessor) to such assignment or sublet, affirming their continued liability hereunder, and Lessee shall pay the reasonable attorney's fees incurred by Lessor to review such proposed sublet or assignment.

      Lessor agrees that its consent to any other proposed assignment or sublet shall not be unreasonably withheld or delayed, provided Lessor is given prior written notice of such sublease or assignment, accompanied by a copy of such sublease or assignment, and the consents of Lessee (such consent to be in form and substance satisfactory to Lessor) to such assignment or sublet, affirming their continued liability hereunder, and Lessee shall pay the reasonable attorney's fees incurred by Lessor to review such proposed sublet or assignment.

      (F) Notwithstanding anything above to the contrary, the Lessee's interest herein shall not be assignable in any manner in accordance with the terms hereof unless and until the termination of the Development Financing Agreement as set forth in Article 34 hereof.

ARTICLE 8.  REPAIRS AND MAINTENANCE

      (A) Lessee covenants and agrees to keep and maintain in good order, condition and repair the interior and exterior of the Leased Premises during the term of the Lease, or any renewal terms, and further agrees that Lessor shall be under no obligation to make any repairs or perform any maintenance to the Leased Premises. Lessee covenants and agrees that it shall be responsible for all repairs, alterations, replacements, or maintenance of, including but without limitation to or of: The interior and exterior portions of all doors; door checks and operators; windows; plate glass; plumbing; water and sewage facilities; fixtures; electrical equipment; interior walls; ceilings; signs; roof; structure; interior building appliances and similar equipment; heating and air conditioning equipment; and any equipment owned by Lessor and leased to Lessee hereunder, as itemized on Exhibit B attached hereto (if any) and incorporated herein by reference; and further agrees to replace any of said equipment when necessary. Lessee further agrees to be responsible for, at its own expense, snow removal, lawn maintenance, landscaping, maintenance of the parking lot (including parking lines, seal coating, and blacktop surfacing), and other similar items.

      (B) If Lessee refuses or neglects to commence or complete repairs promptly and adequately, after prior written notice as required under Article 16(B) (except in cases of emergency to prevent waste or preserve the safety and integrity of the Leased Premises, in which case no notice need be given), Lessor may cause such repairs to be made, but shall not be required to do so, and Lessee shall pay the cost thereof to Lessor within five (5) business days following demand. It is understood that Lessee shall pay all expenses and maintenance and repair during the term of this Lease. If Lessee is not then in default hereunder, Lessee shall have the right to make repairs and improvements to the Leased Premises without the consent of Lessor if such repairs and improvements do not exceed Fifty Thousand Dollars ($50,000.00), provided such repairs or improvements do not affect the structural integrity of the Leased Premises. Any repairs or improvements in excess of Fifty Thousand Dollars ($50,000.00) or affecting the structural integrity of the Leased Premises may be done only with the prior written consent of Lessor, such consent not to be unreasonably withheld or delayed. All alterations and additions to the Leased Premises shall be made in accordance with all applicable laws and shall remain for the benefit of Lessor, except for Lessee's moveable trade fixtures. In the event of making such alterations as herein provided, Lessee further agrees to indemnify and save harmless Lessor from all expense, liens, claims or damages to either persons or property or the Leased Premises which may arise out of or result from the undertaking or making of said repairs, improvements, alterations or additions, or Lessee's failure to make said repairs, improvements, alterations or additions.

ARTICLE 9.  COMPLIANCE WITH LAWS AND REGULATIONS

      Lessee will comply with all statutes, ordinances, rules, orders, regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations of the applicable Board of Fire Underwriters which affect the use of the improvements.
Lessee will comply with all easements, restrictions, and covenants of record against or affecting the Leased Premises and any franchise or license agreements required for operation of the Leased Premises in accordance with Article 14 hereof.

ARTICLE 10.  SIGNS

      Lessee shall have the right to install and maintain a sign or signs advertising Lessee's business, provided that the signs conform to law, and further provided that the sign or signs conform specifically to the written requirements of the appropriate governmental authorities.

ARTICLE 11.  SUBORDINATION

     (A) Lessor reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the Leased Premises and on the land and buildings of which said premises are a part, or upon any buildings hereafter placed upon the land of which the Leased Premises are a part, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement. Lessor also reserves the right and privilege to subject and subordinate this Lease at all times to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement.

      (B) Lessee covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Lessor and any proposed mortgagee or proposed mortgagees, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement.

ARTICLE l2.  CONDEMNATION OR EMINENT DOMAIN

      (A) If the whole of the Leased Premises are taken by any public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and Rent shall be paid up to that day. If any part of the Leased Premises shall be so taken as to render the remainder thereof materially unusable in the opinion of a licensed third party arbitrator reasonably approved by Lessor and Lessee, for the purposes for which the Leased Premises were leased, then Lessor and Lessee shall each have the right to terminate this Lease on thirty (30) days notice to the other given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated, the Rent shall, if and as necessary, be paid up to the day that possession was surrendered.

      (B) If any part of the Leased Premises shall be so taken such that it does not materially interfere with the business of Lessee, then Lessee shall, with the use of the condemnation proceeds to be made available by Lessor, but otherwise at Lessee's own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased. Lessee shall make all repairs to the building in which the Leased Premises is located to the extent necessary to constitute the building a complete architectural unit. Provided, however, that such work shall not exceed the scope of the work required to be done by Lessee in originally constructing such building unless Lessee shall demonstrate to Lessor's reasonable satisfaction the availability of funds to complete such work. Provided, further, the cost thereof to Lessor shall not exceed the proceeds of its condemnation award, all to be done without any adjustments in Rent to be paid by Lessee. This lease shall be deemed amended to reflect the taking in the legal description of the Leased Premises.

      (C) All compensation awarded or paid upon such total or partial taking of the Leased Premises shall belong to and be the property of Lessor without any participation by
Lessee, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased. Nothing contained herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority in such proceedings for: Loss of business; damage to or loss of value or cost of removal of inventory, trade fixtures, furniture, and other personal property belonging to Lessee; provided, however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award of any fee mortgagee.

ARTICLE 13.  RIGHT TO INSPECT

      Lessor reserves the right to enter upon, inspect and examine the Leased Premises at any time during business hours, after reasonable notice to Lessee, and Lessee agrees to allow Lessor free access to the Leased Premises to show the premises. Upon default by Lessee or at any time within ninety (90) days of the expiration or termination of the Lease, Lessee agrees to allow Lessor to then place "For Sale" or "For Rent" signs on the Leased Premises. Lessor and Lessor's representatives shall at all times while upon or about the Leased Premises observe and comply with Lessee's reasonable health and safety rules, regulations, policies and procedures. Lessor agrees to indemnify and hold Lessee, its successors, assigns, agents and employees from and against any liability, claims, demands, cause of action, suits and other litigation or judgements of every kind and character, including injury to or death of any person or persons, or trespass to, or damage to, or loss or destruction of, any property, whether real or personal, to the extent resulting from the negligence or willful misconduct or Lessor or Lessor's representatives while upon or about the Leased Premises.

ARTICLE 14.  EXCLUSIVE USE

      (A) After the Occupancy Date, Lessee expressly agrees and warrants that the Leased Premises will be used exclusively as a Tumbleweed Restaurant or other casual dining sit-down restaurant. In any other such case, after obtaining Lessor's prior written consent, such consent not to be unreasonably withheld or delayed, Lessee may conduct any lawful business from the Leased Premises. Lessee acknowledges and agrees that any other use without the prior written consent of Lessor will constitute a default under and a violation and breach of this Lease. Lessee agrees:
To open for business within a reasonable period of time after completion of construction of the contemplated Improvements; to operate all of the Leased Premises during the Term or Renewal Terms during regular and customary hours for businesses similar to the permitted exclusive use stated herein, unless prevented from doing so by causes beyond Lessee's control or due to remodeling; and to conduct its business in a professional and reputable manner.

      (B) If the Leased Premises are not operated as a Tumbleweed Restaurant or other casual dining sit-down restaurant or other permitted use hereunder, or remain closed for thirty (30) consecutive days (unless such closure results from reasons beyond Lessee's reasonable control) and in the event Lessee fails to pay Rent when due or fulfill any other obligation hereunder, then Lessee shall be in default hereunder and Lessor may, at its option, cancel this Lease by giving written notice to Lessee or exercise any other right or remedy that Lessor may have; provided, however, that closings shall be reasonably permitted for replacement of trade fixtures or during periods of repair after destruction or due to remodeling.

ARTICLE 15.  DESTRUCTION OF PREMISES

      If, during the term of this Lease, the Leased Premises are totally or partially destroyed by fire or other elements, within a reasonable time (but in no event longer than one hundred eighty (180) days and subject to the provisions herein below), Lessee shall repair and restore the improvements so damaged or destroyed as nearly as may be practical to their condition immediately prior to such casualty. All rents payable by Lessee shall be abated during the period of repair and restoration to the extent that Lessor shall be compensated by the proceeds of the rent loss insurance required to be maintained by Lessee hereunder.

      Provided Lessee is not in default hereunder (and retains according to the terms hereof the right to rebuild) with the Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, Lessee shall have the right to promptly and in good faith settle and adjust any claim under such insurance policies with the insurance company or companies on the amounts to be paid upon the
loss.   The  insurance proceeds shall be used  to  reimburse
Lessee for the cost of rebuilding or restoration of the Leased Premises. Risk that the insurance company shall be insolvent or shall refuse to make insurance proceeds available shall be with Lessee. The Leased Premises shall be so restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the insurance proceeds are less than Fifty Thousand Dollars ($50,000), they shall be paid to Lessee for such repair and restoration. If the insurance proceeds are greater than or equal to Fifty Thousand Dollars ($50,000), they shall be deposited by Lessee and Lessor into a customary construction escrow at a nationally recognized title insurance company, or at Lessee's option, with Lessor ("Escrowee") and shall be made available from time to time to Lessee for such repair and restoration. Such proceeds shall be disbursed in conformity with the terms and conditions of a commercially reasonable construction loan agreement. Lessee shall, in either instance, deliver to Lessor or Escrowee (as the case may be) satisfactory evidence of the estimated cost of completion together with such architect's certificates, waivers of lien, contractor's sworn statements and other evidence of cost and of payments as the Lessor or Escrowee may reasonably require and
approve.   If  the  estimated cost of the work  exceeds  One
Hundred Thousand Dollars ($100,000), all plans and specifications for such rebuilding or restoration shall be subject to the reasonable approval of Lessor.

      Any insurance proceeds remaining with Escrowee after the completion of the repair or restoration shall be paid to Lessor to reduce the sum of monies expended by Lessor to acquire its interest in the Leased Premises and rent hereunder shall be reduced by 9.875% of such amount.

      If the proceeds from the insurance are insufficient, after review of the bids for completion of such improvements, or should become insufficient during the course of construction, to pay for the total cost of repair or restoration, Lessee shall, prior to commencement of work, demonstrate to Escrowee and Lessor's reasonable satisfaction, the availability of such funds necessary to completion construction and Lessee shall deposit the same with Escrowee for disbursement under the construction escrow agreement.

      Provided, further, that should the Leased Premises be damaged or destroyed to the extent of fifty (50%) percent of its value or such that Lessee cannot carry on business as a casual dining restaurant without (in the opinion of a licensed third party architect reasonably approved by Lessor and Lessee) being closed for more than sixty (60) days (which duration of closure may be established by Lessee by the affidavit of the approved independent third party architect as to the estimated time of repair) during the last two (2) years of the remaining term of this Lease or any of the option terms of this Lease, if any further options to renew remain, Lessee may elect within 30 days of such damage, to then exercise at least one (1) option to renew this Lease so that the remaining term of the Lease is not less than five (5) years in order to be entitled to such insurance proceeds for restoration or rebuilding. Absent such election, this Lease shall terminate upon Lessor's receipt of insurance proceeds (and the deductible thereunder) payable under policies maintained pursuant to this Lease.

ARTICLE 16.  ACTS OF DEFAULT

      Each of the following shall be deemed a default by Lessee and a breach of this Lease:

                         (A)  Failure to pay the Rent or any
               monetary obligation herein reserved, or any part thereof when the same shall be due and payable, provided, however, Lessee shall have five (5) business days after written notice from Lessor within which to cure the failure to pay the Rent or any monetary obligation herein reserved.

                          (B)   Failure to do, observe, keep
               and perform any of the other terms, covenants, conditions, agreements and provisions in this Lease to be done, observed, kept and performed by Lessee; provided, however, that Lessee shall have Thirty (30) days after written notice from Lessor within which to cure such default, or such longer time as may be reasonably necessary if such default cannot reasonably be cured within Thirty (30) days, if Lessee is diligently pursuing a course of conduct that in Lessor's reasonable opinion is capable of curing such default, but in any event such longer time shall not exceed 120 days after written notice from Lessor of the default hereunder.

                           (C)    The  abandonment  of   the
               premises by Lessee, the adjudication of Lessee as a bankrupt, the making by Lessee of a general assignment for the benefit of creditors, the taking by Lessee of the benefit of any insolvency act or law, the appointment of a permanent receiver or trustee in bankruptcy for Lessee property, or the appointment of a temporary receiver which is not vacated or set aside within sixty
               (60) days from the date of such appointment; provided, however, that the foregoing shall not constitute events of default so long as Lessee continues to otherwise satisfy its obligations (including but not limited to the payment of Rent) hereunder.

ARTICLE 17.  TERMINATION FOR DEFAULT

      In the event of any uncured default by Lessee and at any time thereafter, Lessor may serve a written notice upon Lessee that Lessor elects to terminate this Lease. This Lease shall then terminate on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted, provided, however, that Lessee shall have continuing liability for future rents for the remainder of the original term and any exercised renewal term as set forth in Article 19, notwithstanding any earlier termination of the Lease hereunder (except where Lessee has exercised a right to terminate where granted herein), preserving unto Lessor the benefit of its bargained-for rental payments.

ARTICLE 18.  LESSOR'S RIGHT OF RE-ENTRY

      In  the  event that this Lease shall be terminated  as
hereinbefore provided, or by summary proceedings or otherwise, or in the event of an uncured default hereunder by Lessee, or in the event that the premises or any part thereof, shall be abandoned by Lessee and Rent shall not be paid or other obligations (including but not limited to repair and maintenance obligations) of Lessee hereunder shall not be met, then Lessor or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of the premises or any part thereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, or by force or otherwise without being liable for any damages therefor, except for damages resulting from Lessor's negligence or willful misconduct. Notwithstanding anything above to the contrary, if Lessee is still in possession of the Leased Premises, Lessor agrees to use such legal proceedings (summary or otherwise) prescribed by law to regain possession of the Leased Premises.

ARTICLE 19.  LESSEE'S CONTINUING LIABILITY

      (A) Should Lessor elect to re-enter as provided in this Lease or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Lessor shall undertake commercially reasonable efforts to mitigate Lessee's continuing liability hereunder as such efforts may be prescribed by law or statute (which shall include listing the Leased Premises with a licensed commercial real estate broker and securing the property against waste, but shall not otherwise include the expenditure of Lessor's funds, unless the same be required by law or statute and cannot be waived as provided for herein), and in addition, Lessor may either (i) terminate this Lease or (ii) it may from time to time, without terminating the contractual obligation of Lessee to pay Rent under this Lease, make such alterations and repairs as may be necessary to relet the Leased Premises or any part thereof for the remainder of the original Term or any exercised Renewal Terms, at such Rent or Rents, and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Termination of Lessee's right to possession by Court Order shall be sufficient evidence of the termination of Lessee's possessory rights under this Lease, and the filing of such an Order shall be notice of the termination of Lessee's renewal rights as set forth in any Memorandum of Lease of record.

      (B) Upon each such reletting, without termination of the contractual obligation of Lessee to pay Rent under this Lease, all Rents received by Lessor shall be applied as follows:

                          1.    First, to the payment of any
               indebtedness other than Rent due hereunder from Lessee to Lessor;

                          2.   Second, to the payment of any
               costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs;

                          3.   Third, to the payment of Rent
               and other monetary obligations due and unpaid hereunder;

                          4.   Finally, the residue, if any,
               shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder.

If such Rents received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of such Leased Premises by Lessor shall be construed as an election on its part to terminate Lessee's contractual obligations under this Lease respecting the payment of rent and obligations for the costs of repair and maintenance unless a written notice of such intention be given to Lessee.

       (C) Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any uncured breach.

      (D) In addition to any other remedies Lessor may have with this Article 19, Lessor may recover from Lessee all damages it may incur by reason of any uncured breach, including: The cost of recovering and reletting the Leased Premises; reasonable attorney's fees; and, the present value (discounted at a rate of 8% per annum) of the excess of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term over the then reasonable Rent value of the Leased Premises (or the actual Rents receivable by Lessor, if relet), (the Lessee bearing the burden of proof to demonstrate the amount of rental loss for the same period, that through reasonable efforts to mitigate damages, could have been avoided) for the remainder of the Term, all of which amounts shall be immediately due and payable from Lessee to Lessor in full. In the event that the Rent obtained from such alternative or substitute tenant is more than the Rent which Lessee is obligated to pay under this Lease, then such excess shall be paid to Lessor provided that Lessor shall credit such excess against the outstanding obligations of Lessee due pursuant hereto, if any.

      (E) It is the object and purpose of this Article 19 that Lessor shall be kept whole and shall suffer no damage by way of non-payment of Rent or by way of diminution in Rent. Lessee waives and will waive all rights to trial by jury in any summary proceedings or in any action brought to recover Rent herein which may hereafter be instituted by Lessor against Lessee in respect to the Leased Premises. Lessee hereby waives any rights of re-entry it may have or any rights of redemption or rights to redeem this Lease upon a termination of this Lease.

ARTICLE 20.  PERSONALTY, FIXTURES AND EQUIPMENT

      (A) All building fixtures, building machinery, and building equipment used in connection with the operation of the Leased Premises including, but not limited to, heating, electrical wiring, lighting, ventilating, plumbing, walk-in refrigerators/coolers, walk-in freezers, air conditioning systems, and the equipment owned by Lessor and leased to Lessee hereunder as specifically set forth on Exhibit B attached hereto, if any, and incorporated herein by reference shall be the property of Lessor. All other trade fixtures and all other articles of personal property owned by Lessee shall remain the property of Lessee.

      (B) Lessee shall furnish and pay for any and all equipment, furniture, trade fixtures, and signs, except for such items, if any, described in Article 20(A) above, as owned by Lessor. Lessee agrees that Lessor shall have a lien on all Lessee's equipment, furniture, trade fixtures, furnishings, and signs as security for the performance of and compliance with this Lease, subject to the rights of any bona fide third party's security interest in such property. Provided Lessee is not in default hereunder, Lessor will agree that its interest in the personal property of Lessee will be subordinated to financing which may exist or which Lessee may cause to exist in the future on that same personal property.

     (C) At the end of the term of this Lease, the property described at Article 20(B) above, after written notice to Lessor given at least ten (10) business days prior to any proposed removal, may be removed from the Leased Premises by Lessee regardless of whether or not such property is attached to the Leased Premises so as to constitute a "fixture" within the meaning of the law; however, all damages and repairs to the Leased Premises which may be caused by the removal of such property shall be paid for by Lessee.

ARTICLE 21.  LIENS

      Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other liens. Whenever and as often as any mechanic's or other lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to Lessee, Lessee shall remove the lien of record by payment or by bonding with a surety company authorized to do business in the state in which the property is located, within forty-five (45) days from the date of the filing of said mechanic's or other lien and delivery of notice thereof to Lessee. Should Lessee fail to take the foregoing steps within said forty-five (45) day period (or in any event, prior to the expiration of the time within which Lessee may bond over such lien to remove it as a lien upon the Leased Premises), Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and Lessee shall forthwith reimburse Lessor for the total expense incurred by it in discharging said lien as additional Rent hereunder.

ARTICLE 22.  NO WAIVER BY LESSOR EXCEPT IN WRITING

      No agreement to accept a surrender of the Leased Premises or termination of this Lease shall be valid unless in writing signed by Lessor. The delivery of keys to any employee of Lessor or Lessor's agents shall not operate as a termination of the Lease or a surrender of the premises. The failure of Lessor to seek redress for violation of any rule or regulation, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. Neither payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent. Nor shall any endorsement or statement on any check nor any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change it, modify it or discharge it, in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

ARTICLE 23.  QUIET ENJOYMENT

      Lessor covenants that Lessee, upon paying the Rent set forth in Article 4 and all other sums herein reserved as Rent and upon the due performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be kept and performed, shall have, hold and enjoy the Leased Premises free from molestation, eviction, or disturbance by Lessor, or by any other person or persons lawfully claiming the same, and that Lessor has good right to make this Lease for the full term granted, including renewal periods.

ARTICLE 24.  BREACH - PAYMENT OF COSTS AND ATTORNEYS' FEES

      Each party agrees to pay and discharge all reasonable costs, and actual attorneys' fees, including but not limited to attorney's fees incurred at the trial level and in any appellate or bankruptcy proceeding, and expenses that shall be incurred by the prevailing party in enforcing the covenants, conditions and terms of this Lease or defending against an alleged breach, including the costs of reletting. Such costs, attorneys fees, and expenses if incurred by Lessor shall be considered as Rent as due and owing in addition to any Rent defined in Article 4 hereof.

ARTICLE 25.  ESTOPPEL CERTIFICATES

      Either party to this Lease will, at any time, upon not less than ten (10) business days prior request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing, executed by an executive officer of such party, certifying that: (a) this Lease is unmodified (or if modified then disclosure of such modification shall be made); (b) this Lease is in full force and effect; (c) the date to which the Rent and other charges have been paid; and (d) to the knowledge of the signer of such certificate that the other party is not in default in the performance of any covenant, agreement or condition contained in this Lease, or if a default does exist, specifying each such default of which the signer may have knowledge. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any assignee of such mortgagee or a purchaser of the leasehold estate.

ARTICLE 26.  FINANCIAL STATEMENTS

      During  the  term of this Lease, Lessee  will,  within
ninety (90) days after the end of Lessee's fiscal year, furnish Lessor with Lessee's financial statements (in SEC Form 10-K, if available). The financial statements shall be audited, at the Lessee's expense, by a nationally recognized independent certified public accounting firm reasonably acceptable to Lessor and shall be prepared in conformity with generally accepted accounting principles
(GAAP). Lessee shall also provide Lessor with financial statements for the Leased Premises within 90 days after the end of each Lease Year. The financial statements for the Leased Premises do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. Additionally, during the term of the Lease, Lessee will within forty-five (45) days from the end of each quarter of each fiscal year, furnish Lessor with Lessee's financial statements (in SEC Form 10-Q if available)and financial statements of the Leased Premises for such quarter. Lessor shall have the right to require such financial statements for the Lessee and the Leased Premises on a monthly basis after the occurrence of a default in any Lease Year. Provided, however, if Lessee shall not commit a default for twelve consecutive months, Lessor's right to require such monthly financial statements shall terminate until Lessee shall again commit a default in any given Lease Year. Said quarterly (or monthly, if required by Lessor) financial statements do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. The financial statements shall conform to GAAP, and include a balance sheet and related statements of operations, statement of cash flows, statement of changes in shareholder's equity, and related notes to financial statements, if any.


ARTICLE 27.  MORTGAGE

       Lessee does hereby agree to make reasonable modifications of this Lease requested by any Mortgagee of record from time to time, provided such modifications are not substantial and do not increase any of the Rents or obligations of Lessee under this Lease or substantially modify any of the business elements of this Lease.

ARTICLE 28.  OPTION TO RENEW

      If this Lease is not previously canceled or terminated and if Lessee has materially complied with and performed all of the covenants and conditions in this Lease after applicable cure periods and is not currently in default, then Lessee shall have the option to renew this Lease upon the same conditions and covenants contained in this Lease for Two (2) consecutive periods of Five (5) years each (singularly "Renewal Term"). Rent during the Renewal Term shall increase each Lease Year by the lesser of Two Percent (2%) of the Rent payable for the preceding Lease Year, or the CPI-U Percentage Increase, as defined in Article 4 hereof.

      The first Renewal Term will commence on the day following the date the original Term expires and successive Renewal Terms would commence on the day following the last day of the then expiring Renewal Term. Except as otherwise provided in Article 15 hereof, Lessee must give ninety (90) days written notice to Lessor of its intent to exercise this option prior to the expiration of the original Term of this Lease or any Renewal Term, as the case may be.

ARTICLE 29.  MISCELLANEOUS PROVISIONS

      (A) All written notices shall be given to Lessor or Lessee by certified mail or nationally recognized overnight mail. Notices to either party shall be addressed to the person and address given on the first page hereof. Lessor and Lessee may, from time to time, change these addresses by notifying each other of this change in writing. Notices of overdue Rent may be sent to Lessee by regular, special delivery, or nationally recognized overnight mail.

      (B) The terms, conditions and covenants contained in this Lease and any riders and plans attached hereto shall bind and inure to the benefit of Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns.

      (C) This Lease shall be governed by and construed under the laws of the State where the Leased Premises are situate.

      (D) In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

      (E) The Article captions are inserted only for convenience and reference, and are not intended, in any way, to define, limit, describe the scope, intent, and language of this Lease or its provisions.

      (F) In the event Lessee remains in possession of the premises herein leased after the expiration of this Lease and without the execution of a new lease and without Lessor's written permission, Lessee shall be deemed to be occupying said premises as a tenant from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the monthly installment of Rent shall be One Hundred Fifty percent (150%) the amount due on the last month prior to such expiration.

      (G) If any installment of Rent (whether lump sum, monthly installments, or any other monetary amounts required by this Lease to be paid by Lessee and deemed to constitute Rent hereunder) shall not be paid when due, or non-monetary default shall remain uncured after the expiration of any applicable cure period, Lessor shall have the right to charge Lessee a late charge of $250.00 per month for each month that any amount of Rent installment remains unpaid or non-monetary default shall go uncured after the first such occurrence in any 12 month period. Said late charge shall commence after such installment is due or non-monetary default goes uncured after the expiration of any applicable cure period and continue until said installment, interest and all accrued late charges are paid in full or such non-monetary default is cured.

     (H) Any part of the Leased Premises may be conveyed by Lessor for private or public non-exclusive easement purposes at any time, provided such easement does not interfere with the access to the Leased Premises, visibility, or operations of the business of Lessee. In such event Lessor shall, at its own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, all to be done without adjustments in Rent to be paid by Lessee. All proceeds from any conveyance of an easement shall belong solely to Lessor.

      (I) For the purpose of this Lease, the term "Rent" shall be defined as Rent under Article 4, and any other monetary amounts required by this Lease to be paid by Lessee.

      (J)   Lessee agrees to cooperate with Lessor to  allow
Lessor to obtain and use at Lessor's expense promotional photographs of the Leased Premises, to the extent permitted by Lessee's franchisor or licensor.

ARTICLE 30.  REMEDIES

      NON-EXCLUSIVITY. Notwithstanding anything contained herein it is the intent of the parties that the rights and remedies contained herein shall not be exclusive but rather shall be cumulative along with all of the rights and remedies of the parties which they may have at law or equity. In the event of a breach by Lessor, Lessee shall be entitled to all remedies at law or equity, to be cumulatively enforced.

ARTICLE 31.  HAZARDOUS MATERIALS INDEMNITY

      Lessee covenants, represents and warrants to Lessor, its successors and assigns, (i) that it has not used or permitted and will not use or permit the Leased Premises to be used, whether directly or through contractors, agents or tenants, and to the best of Lessee's knowledge and except as disclosed to Lessor in writing, the Leased Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances ("Hazardous Materials"); (ii) that there have been no investigations or reports involving Lessee, or the Leased Premises by any governmental authority which in any way pertain to Hazardous Materials (iii) that the operation of the Leased Premises has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials; (iv) that the Leased Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and (v) that the Leased Premises will not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to Lessor by Lessee at the time of execution and delivery of this Lease. Lessee agrees to indemnify and reimburse Lessor, its successors and assigns, for:

       (a)    any   breach  of  these  representations   and
warranties, and

                (b)   any  loss,  damage,  expense  or  cost
          arising out of or incurred by Lessor which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, and

                (c)   any  and  all liability  of  any  kind
          whatsoever which Lessor may, for any cause and at any time, sustain or incur by reason of Hazardous Materials discovered on the Leased Premises during the term hereof or placed or released on the Leased Premises by Lessee;

together with all attorneys' fees, costs and disbursements incurred in connection with the defense of any action against Lessor arising out of the above. These covenants, representations and warranties shall be deemed continuing covenants, representations and warranties for the benefit of Lessor, and any successors and assigns of Lessor and shall survive expiration or sooner termination of this Lease. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the lesser of 15% or the highest rate of interest allowed by law and shall become immediately due and payable in full on demand of Lessor, its successors and assigns.

ARTICLE 32.  ESCROWS

      Upon a default by Lessee which is uncured after the expiration of any applicable notice and cure period, or upon the request of Lessor's Mortgagee, if any, Lessee shall deposit with Lessor on the first day of each and every month, an amount equal to one-twelfth (1/12th) of the estimated annual real estate taxes, assessments and insurance (if the insurance is to be purchased by Lessor) ("Charges") due on the Leased Premises, or such higher amounts reasonably determined by Lessor as necessary to accumulate such amounts to enable Lessor to pay all charges due and owing at least thirty (30) days prior to the date such amounts are due and payable. From time to time out of such deposits Lessor will, upon the presentation to Lessor by Lessee of the bills therefor, pay the Charges or at Lessee's option, will upon presentation of receipted bills therefor, reimburse Lessee for such payments made by Lessee. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time or the prior payments shall be less than the currently estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure the default, in such order and manner as Lessor may elect.

ARTICLE 33.  NET LEASE

       Notwithstanding anything contained herein to the contrary it is the intent of the parties hereto that this Lease shall be a net lease and that the Rent defined pursuant to Article 4 should be a net Rent paid to Lessor. Any and all other expenses including but not limited to, maintenance, repair, insurance, taxes, and assessments, shall be paid by Lessee.

ARTICLE 34.  DEVELOPMENT FINANCING AGREEMENT

      The parties hereto hereby acknowledge that the terms hereof are subject to and shall in the event of conflicts be controlled by that certain Development Financing Agreement of even date herewith, until such Agreement is terminated in accordance with its terms.

ARTICLE 35.  COUNTERPART EXECUTION

       This   Agreement   may   be  executed   in   multiple
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                                   LESSEE: Tumbleweed, Inc..

                                   By:
                                   Its:


                                   By:
                                   Its:

STATE OF                 )
                         )SS.
COUNTY OF                )

      The foregoing instrument was acknowledged before me this ______ day of November, 1999, by
and                                                   ,   as
and                                          , respectively,
of Tumbleweed, Inc. on behalf of said corporation.



                              Notary Public





                                   LESSOR:
                                    AEI INCOME & GROWTH FUND 23 LLC


                                    By:  AEI Fund Management XXI, Inc.

                                    By:
                                         Robert  P. Johnson, President





STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the day of November, 1999, by Robert P. Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate Managing Member of AEI Income & Growth Fund 23 LLC, on behalf of said limited liability company.


                              Notary Public